UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund:	FDP Series, Inc.
Franklin Templeton Total Return FDP Fund
Marsico Growth FDP Fund
MFS Research International FDP Fund
Van Kampen Value FDP Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2010

Date of reporting period: 11/30/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

FDP Series, Inc.

SEMI-ANNUAL REPORT NOVEMBER 30, 2009 | (UNAUDITED)

MFS Research International FDP Fund

Marsico Growth FDP Fund

Van Kampen Value FDP Fund

Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FDP Series is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	NOVEMBER 30, 2009

Dear Shareholder

Over the past 12 months, we witnessed a seismic shift in market sentiment. Fear and pessimism amid the worst economic and financial crises since The Great Depression gave way to increasing optimism as the year wore on. The period began in the midst of an intense deterioration in global economic activity and financial markets in the final month of 2008 and early part of 2009. The collapse of confidence resulted in massive government policy intervention on a global scale. The tide turned dramatically in March 2009 on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, global equity markets endured extreme volatility over the past 12 months, as steep declines and heightened risk aversion in the early part of the reporting period eventually gave way to an impressive rally that began in March. Despite some fits and starts along the way and a few modest corrections, the new bull market pushed all major US indexes well into positive territory by late 2009. The experience in international markets was similar to that in the United States. In particular, emerging markets (which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world) have posted impressive gains since the rally began.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, which drove yields sharply lower. More recently, concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound. As economic and market conditions began to improve in early 2009, near-zero interest rates on risk-free assets prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009. Investor demand for munis remains strong, helping to create a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

As a result of the rebound in sentiment and global market conditions, all major benchmark indexes are now in positive territory for both the 6- and 12-month periods ended November 30, 2009.

Total Returns as of November 30, 2009	6-month	12-month

US equities (S&P 500 Index)	20.50%	25.39%

Small cap US equities (Russell 2000 Index)	16.35	24.53

International equities (MSCI Europe, Australasia, Far East Index)	19.65	37.72

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	3.81	0.92

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	6.21	11.63

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.75	14.17

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	20.87	64.55

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has markedly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets** and offers clients worldwide a full complement of active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

**	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2009	MFS Research International FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•

The Fund underperformed its primary benchmark, the MSCI Europe, Australasia and the Far East (“EAFE”) Index, and the secondary benchmark, the MSCI All Country World (excluding US) Index, for the six-month period. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

•

During the period, security selection in the financials sector hindered performance relative to the MSCI EAFE Index. Holdings of consumer finance firm AEON Credit Service Co., Ltd. (Japan) and financial services firms, Bank of Cyprus Public Co. Ltd. (Greece) and Sumitomo Mitsui Financial Group, Inc. (Japan), were among the Fund’s top relative detractors within this sector. The timing of our ownership in shares of banking firms, Unione di Banche Italiane ScpA (Italy) and Commonwealth Bank of Australia Ltd. (Australia), and not holding strong-performing Spanish banks, Banco Santander SA and Banco Bilbao Vizcaya SA, also had a negative effect on relative returns.

•

Individual securities in other sectors that held back performance included pharmaceutical company Merck KGaA (Germany), mobile phone maker Nokia Oyj (Finland) and energy and environmental services giant GDF Suez SA (France).

•

During the reporting period, the Fund’s currency exposure was also a detractor. All of our investment decisions are driven by the fundamentals of each individual opportunity, and as such, it is common for the Fund to have different currency exposure than the secondary benchmark.

•

On the positive side, strong stock selection in the capital goods sector boosted the Fund’s performance relative to the MSCI EAFE Index. Industrial and medical gases producer Linde AG (Germany), electrical distribution equipment manufacturer Schneider Electric SA (France), paint and specialty chemicals manufacturer Akzo Nobel NV (Netherlands) and industrial machinery manufacturer Bucyrus International, Inc. (United States) were among the Fund’s top relative contributors. Our avoidance of weak-performing automakers, Toyota Motor Corp. (Japan) and Volkswagen AG (Germany), also aided relative returns.

•

Individual securities in other sectors that benefited performance for the period included financial services firm Storebrand ASA (Norway), bank operators, China Construction Bank Corp. (China) and Itau Unibanco Holdings SA (Brazil), as well as strong-performing fashion distributor Inditex SA (Spain).

Describe recent portfolio activity.

•

During the six months, we continued to trim Fund exposure to some of the better-performing emerging market names. Valuations had moved ahead of fundamentals, prompting us to take profits. We also increased our positions in some of the non-bank financials, specifically global asset managers. Lastly, we increased exposure to larger-cap, high-quality companies trading at attractive valuations. We continue to favor large cap over small cap.

Describe Fund positioning at period end.

•

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Stock selection is, therefore, strictly a by-product of where our analysts are finding their best ideas. We have continued to focus on larger-cap companies with low financing needs, strong balance sheets and an ability to generate free cash flow. Although, near term, we have witnessed a rally in lower-quality, higher-beta names, we continue to emphasize higher-quality names as a means of managing risk and growth potential during times of economic slowdown and increased market uncertainty.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.

[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the US.

[5]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2009

		Average Annual Total Returns[6]

		1 Year		Since Inception[7]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	19.30%	39.24%	N/A	3.74%	N/A
Investor A	19.21	39.05	31.75%	3.49	2.21%
Investor B	18.83	37.93	33.43	2.70	2.27
Investor C	18.83	37.98	36.98	2.70	2.70
MSCI EAFE Index	19.65	37.72	N/A	3.57	N/A
MSCI All Country World (excluding US) Index	20.25	46.41	N/A	5.62	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Portfolio commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	NOVEMBER 30, 2009	5

Fund Summary as of November 30, 2009	Marsico Growth FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark S&P 500 Index for the six-month period.

What factors influenced performance?

•

Detracting from performance relative to the S&P 500 Index was stock selection in the capital goods subsector. Fund holding Lockheed Martin Corp. emerged as the largest individual detractor for the period and was subsequently eliminated from the portfolio.

•

Stock selection in consumer discretionary also had a negative impact on returns. While Fund holdings generated a positive return for the period overall, they collectively underperformed the benchmark’s holdings in the sector. McDonald’s Corp., a significant Fund holding, was among the most notable detractors.

•

A similar dynamic prevailed in information technology (IT). Fund holdings within this sector also posted an aggregate positive return, and positions in Apple, Inc. and Google, Inc. were the top individual contributors during the period. However, collectively, the Fund’s IT holdings lagged those of the sector in the benchmark, thereby detracting from relative performance. In particular, Fund holding QUALCOMM, Inc., which posted a modest return, did not keep pace with the overall benchmark performance as of period end.

•

On the positive side, stock selection in diversified financials aided performance. Specifically, positions in Bank of America Corp. and American Express Co. helped returns. Notably, Bank of America Corp. was sold during the period. The Fund further benefited from maintaining an overweight position in the subsector, as diversified financials was a strong-performing industry group within the benchmark. An overweight position and stock selection in the transportation industry, one of the top-performing industry groups in the benchmark, also enhanced results. Material individual contributors to performance included railroad operators Norfolk Southern Corp. and Union Pacific Corp. Lastly, an underweight in telecommunication services proved beneficial as this was the weakest-performing sector in the benchmark.

Describe recent portfolio activity.

•

During the six months, we significantly increased the Fund’s allocation to the health care sector, although the Fund maintained an overall underweight relative to the benchmark. Allocations to IT and telecommunication services were increased modestly, while the Fund’s exposure to the consumer staples (no exposure as of period end), consumer discretionary, industrials and financials sectors were pared.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the S&P 500 Index in the materials and IT sectors, while it maintained underweight positions in consumer staples, health care and energy. The Fund’s most significant economic sector allocations at period end were in IT, financials, consumer discretionary and materials, while it had little to no exposure to the consumer staples and utilities sectors.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.

[3]

This unmanaged broad-based index is comprised of 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2009

		Average Annual Total Returns[5]

		1 Year		Since Inception[6]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	19.42%	30.43%	N/A	(0.23)%	N/A
Investor A	19.37	29.97	23.15%	(0.46)	(1.69)%
Investor B	18.82	29.02	24.52	(1.25)	(1.70)
Investor C	18.95	28.98	27.98	(1.22)	(1.22)
S&P 500 Index	20.50	25.39	N/A	(0.65)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	NOVEMBER 30, 2009	7

Fund Summary as of November 30, 2009	Van Kampen Value FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the Russell 1000 Value Index for the six-month period ended November 30, 2009.

What factors influenced performance?

•

Stock selection and an overweight in the materials sector was the top contributor to performance, chiefly due to a paper company that restructured its debt and benefited from synergies following an acquisition. Stock selection and an underweight in the energy sector (where the portfolio holds mostly integrated oil companies) also bolstered performance relative to the Russell 1000 Value Index, as did stock selection and an overweight in technology.

•	Conversely, an underweight in the industrials sector and stock selection within the health care sector (mainly composed of pharmaceuticals stocks) dampened performance.

Describe recent portfolio activity.

•

During the six months, we significantly reduced the Fund’s consumer staples weighting. We also trimmed holdings in the technology, materials and consumer discretionary sectors on strong performance. We added to the portfolio’s energy exposure, mostly in integrated oil companies, although the Fund remains underweight in the energy sector relative to the Russell 1000 Value Index. We added some new positions in industrials, but the sector overall remains a small weighting within the total portfolio. After having no exposure to the utilities sector for some time, we initiated one very small position as we have not seen many attractive opportunities here. Finally, in financials, we remain cautious and selective, adding at the margins to banks that meet our risk-reward criteria.

Describe Fund positioning at period end.

•	We continue to position the Fund from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

•

At period end, the Fund held overweight positions relative to the Russell 1000 Value Index in the consumer discretionary, consumer staples, information technology, materials and health care sectors. The Fund held underweights in energy, financials, industrials, telecommunication services and utilities.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2009

		Average Annual Total Returns[5]

		1 Year		Since Inception[6]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	22.97%	30.00%	N/A	(1.45)%	N/A
Investor A	22.76	29.72	22.91%	(1.70)	(2.91)%
Investor B	22.28	28.76	24.26	(2.46)	(2.89)
Investor C	22.42	28.77	27.77	(2.43)	(2.43)
Russell 1000 Value Index	20.19	19.24	N/A	(1.76)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	NOVEMBER 30, 2009	9

Fund Summary as of November 30, 2009	Franklin Templeton Total Return FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital US Aggregate Bond Index for the six-month period.

What factors influenced performance?

•

During the reporting period, the Fund’s relative performance benefited from sector allocations. The Fund’s exposure to high yield corporate bonds and bank loans contributed to performance, largely due to the continued narrowing of spreads in those sectors. The Fund’s overweight in commercial mortgage-backed securities (CMBS), which delivered strong total returns, also added to performance. Additionally, we maintained a slightly overweight allocation to higher-quality, investment-grade corporate bonds, which performed well during the period, aiding Fund performance. The Fund also benefited from its exposures to non-US-dollar (USD) investments, such as local government debt and currencies.

•	Conversely, the Fund’s small exposure to agency debentures and mortgage-backed securities detracted from relative performance as these sectors outperformed Treasuries during the period.

Describe recent portfolio activity.

•

During the period, we reduced exposure to agency mortgage securities as valuations became less attractive, in our view. Although we increased our allocation to Treasuries after finding what we considered to be select opportunities, we favored higher-quality CMBS. Given the deterioration of the CMBS sector’s economic and financing landscape, we believed this sector could remain challenged over the intermediate term. However, we continued to emphasize higher-quality securities that were senior in the capital structure and benefited from strong levels of credit protection. We also added to our below-investment-grade corporate credit positions, based on our belief that valuations would remain attractive on a longer-term basis and that an improved financing landscape could result in lower estimated default rates. Our research indicated that many of the best opportunities in global bond markets are outside of the United States, and consequently, we added positions to a variety of international bonds and currencies.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the Barclays Capital US Aggregate Bond Index in the asset-backed securities and CMBS sectors; investment-grade and below-investment-grade corporate bonds; senior syndicated bank loans; and non-USD fixed income investments.

•

During the reporting period, economic activity and improved fundamentals continued to build a foundation for positive growth in both the medium and longer terms. In our opinion, valuations in many fixed income sectors remained fair to somewhat cheap on a long-term basis, and such undervalued sectors could perform fairly well. We believe if the Federal Reserve Board maintains low interest rates, such liquidity could continue to provide positive market support. At period end, the Fund’s cash position neared 8%, which did not have a significant impact to performance.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities.

[3]

This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2009

			Average Annual Total Returns[5]

			1 Year		Since Inception[6]

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.93%	10.84%	25.03%	N/A	4.55%	N/A
Investor A	3.54	10.70	24.85	19.86%	4.32	3.34%
Investor B	3.15	10.41	24.18	20.18	3.77	3.37
Investor C	3.14	10.39	24.16	23.16	3.73	3.73
Barclays Capital US Aggregate Bond Index	—	6.21	11.63	N/A	5.73	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on July 27, 2005. N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

FDP SERIES, INC.	NOVEMBER 30, 2009	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Franklin Templeton Total Return FDP Fund incurs a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Franklin Templeton Total Return FDP Fund is subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, its Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) Investor B Shares of the Funds are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Franklin Templeton Total Return FDP Fund is subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The MFS Research International FDP Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ Manager waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

12	FDP SERIES, INC.	NOVEMBER 30, 2009

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on June 1, 2009 and held through November 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in these Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

MFS Research International FDP Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000	$1,193.00	$7.42	$1,000	$1,018.33	$6.83	1.35%
Investor A	$1,000	$1,192.10	$8.79	$1,000	$1,017.08	$8.09	1.60%
Investor B	$1,000	$1,188.30	$13.11	$1,000	$1,013.12	$12.06	2.39%
Investor C	$1,000	$1,188.30	$12.95	$1,000	$1,013.27	$11.91	2.36%

Marsico Growth FDP Fund

Institutional	$1,000	$1,194.20	$6.55	$1,000	$1,019.13	$6.02	1.19%
Investor A	$1,000	$1,193.70	$7.86	$1,000	$1,017.93	$7.23	1.43%
Investor B	$1,000	$1,188.20	$12.23	$1,000	$1,013.92	$11.26	2.23%
Investor C	$1,000	$1,189.50	$12.02	$1,000	$1,014.12	$11.06	2.19%

Van Kampen Value FDP Fund

Institutional	$1,000	$1,229.70	$5.98	$1,000	$1,019.74	$5.42	1.07%
Investor A	$1,000	$1,227.60	$7.37	$1,000	$1,018.48	$6.68	1.32%
Investor B	$1,000	$1,222.80	$11.76	$1,000	$1,014.52	$10.66	2.11%
Investor C	$1,000	$1,224.20	$11.60	$1,000	$1,014.67	$10.50	2.08%

Franklin Templeton Total Return FDP Fund

Institutional	$1,000	$1,108.40	$4.12	$1,000	$1,021.19	$3.95	0.78%
Investor A	$1,000	$1,107.00	$5.39	$1,000	$1,019.99	$5.17	1.02%
Investor B	$1,000	$1,104.10	$8.23	$1,000	$1,017.28	$7.89	1.56%
Investor C	$1,000	$1,103.90	$8.33	$1,000	$1,017.18	$7.99	1.58%

[1]

For each class of each Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

FDP SERIES, INC.	NOVEMBER 30, 2009	13

The Benefits and Risks of Leveraging

Franklin Templeton Total Return FDP Fund (the “Fund”) may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased net income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	FDP SERIES, INC.	NOVEMBER 30, 2009

Portfolio Information as of November 30, 2009

Ten Largest Holdings

MFS Research International FDP Fund	Percent of Long-Term Investments

BNP Paribas SA	3%
Nestlé SA Registered Shares	3
HSBC Holdings Plc	3
Royal Dutch Shell Plc	3
Total SA	3
Roche Holding AG	3
Vodafone Group Plc	3
E.ON AG	2
BHP Billiton Plc	2
GDF Suez SA	2

Marsico Growth FDP Fund	Percent of Long-Term Investments

Apple, Inc.	5%
Transocean Ltd.	5
Google, Inc. Class A	5
McDonald’s Corp.	5
Union Pacific Corp.	4
JPMorgan Chase & Co.	4
The Goldman Sachs Group, Inc.	4
Petroleo Brasileiro SA — ADR	4
Wells Fargo & Co.	4
The Dow Chemical Co.	4

Van Kampen Value FDP Fund	Percent of Long-Term Investments

Chubb Corp.	5%
Viacom, Inc. Class B	4
Comcast Corp. Class A	4
JPMorgan Chase & Co.	3
International Paper Co.	3
Bristol-Myers Squibb Co.	3
eBay, Inc.	3
Pfizer, Inc.	3
The Travelers Cos., Inc.	3
Wal-Mart Stores, Inc.	3

Geographic Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments

United Kingdom	16%
Japan	15
France	12
Switzerland	11
Germany	10
Netherlands	7
Hong Kong	4
Australia	3
Taiwan	3
China	2
Italy	2
Canada	2
Mexico	2
Other[1]	11

[1]	Other includes a 1% holding in each of the following countries: Singapore, South Korea, United States, Brazil, Finland, Spain, Cayman Islands, Greece, India, Norway and Belgium.

FDP SERIES, INC.	NOVEMBER 30, 2009	15

Portfolio Information as of November 30, 2009 (concluded)

Sector Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments

Financials	26%
Industrials	14
Materials	9
Energy	9
Consumer Staples	9
Health Care	8
Consumer Discretionary	7
Information Technology	7
Telecommunication Services	6
Utilities	5

Marsico Growth FDP Fund	Percent of Long-Term Investments

Information Technology	27%
Financials	17
Consumer Discretionary	13
Materials	12
Health Care	10
Energy	10
Industrials	9
Telecommunication Services	2

Van Kampen Value FDP Fund	Percent of Long-Term Investments

Financials	21%
Consumer Discretionary	18
Health Care	16
Consumer Staples	13
Information Technology	11
Energy	8
Materials	5
Telecommunication Services	5
Industrials	3

For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	33%
Corporate Bonds	32
Foreign Agency Obligations	14
Non-Agency Mortgage-Backed Securities	8
U.S. Treasury Obligations	4
Asset-Backed Securities	3
Preferred Securities	3
Floating Rate Loan Interests	2
Taxable Municipal Bonds	1

Credit Quality Allocations[1]

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments

AAA/Aaa[2]	54%
AA/Aa	2
A/A	6
BBB/Baa	18
BB/Ba	8
B/B	9
CCC/Caa	2
Not Rated	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Obligations and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

16	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments November 30, 2009 (Unaudited)	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 2.9%
Commonwealth Bank of Australia Ltd.	21,250	$1,025,089
Iluka Resources Ltd. (a)	151,500	497,190
Lihir Gold Ltd.	210,880	691,586
Mirvac Group	299,480	430,328
Paladin Resources Ltd. (a)	74,171	279,064
QBE Insurance Group Ltd.	33,870	688,978

		3,612,235

Belgium — 0.5%
KBC Bancassurance Holding	13,249	593,629

Brazil — 1.2%
Duratex SA	58,754	517,758
Itau Unibanco Holdings SA — ADR	33,832	752,762
Petroleo Brasileiro SA — ADR	5,260	269,733

		1,540,253

Canada — 1.7%
Nexen, Inc.	14,570	342,783
Rogers Communications, Inc. Class B	15,480	465,691
Suncor Energy, Inc.	8,610	309,190
Teck Resources Ltd. (a)	30,320	1,048,301

		2,165,965

Cayman Islands — 1.0%
Hengan International Group Co. Ltd.	92,000	660,466
Shimao Property Holdings Ltd.	306,000	580,480

		1,240,946

China — 2.4%
Bank of China Ltd.	2,433,000	1,370,862
China Life Insurance Co. Ltd.	152,000	764,825
China Unicom Ltd.	628,000	842,491

		2,978,178

Czech Republic — 0.5%
CEZ AS	11,090	554,589

Finland — 1.1%
Nokia Oyj	105,580	1,398,918

France — 11.8%
BNP Paribas SA	43,993	3,651,960
GDF Suez SA	58,549	2,447,392
Groupe Danone	28,827	1,722,302
LVMH Moet Hennessy Louis Vuitton SA	18,860	1,966,937
Legrand Promesses	8,890	244,509
Schneider Electric SA	12,590	1,384,068
Total SA	51,700	3,206,447

		14,623,615

Germany — 10.2%
Bayer AG	20,182	1,545,982
Deutsche Boerse AG	14,900	1,244,253
E.ON AG	63,586	2,515,625

Common Stocks	Shares	Value

Germany (concluded)
Linde AG	18,640	$2,294,178
Merck KGaA	14,820	1,397,521
Siemens AG	24,630	2,415,609
Symrise AG	59,961	1,311,636

		12,724,804

Greece — 0.7%
Bank of Cyprus Public Co. Ltd.	115,662	823,615

Hong Kong — 4.1%
CNOOC Ltd.	225,000	348,188
China Construction Bank Corp. Class H	2,097,000	1,864,713
Esprit Holdings Ltd.	98,700	662,664
Hong Kong Exchanges and Clearing Ltd.	40,200	715,519
Hutchison Whampoa Ltd.	143,000	966,335
Li & Fung Ltd.	134,000	538,977

		5,096,396

India — 0.6%
BEML Ltd.	15,420	330,325
Housing Development Finance Corp.	6,098	363,286

		693,611

Italy — 2.2%
Eni SpA	28,660	710,979
Saipem SpA	15,860	511,814
Unione di Banche Italiane ScpA	108,047	1,488,655

		2,711,448

Japan — 15.2%
AEON Credit Service Co., Ltd.	79,700	807,606
Bridgestone Corp.	55,100	870,825
The Chiba Bank Ltd.	116,000	761,390
Daiwa Securities Group, Inc.	58,000	310,284
East Japan Railway Co.	23,900	1,680,092
GLORY Ltd.	43,300	920,406
Inpex Corp.	100	777,322
JGC Corp.	70,000	1,307,943
Japan Tobacco, Inc.	275	813,409
KDDI Corp.	166	896,180
Konica Minolta Holdings, Inc.	57,500	528,423
Lawson, Inc.	26,100	1,291,202
Mitsubishi Corp.	52,800	1,184,237
Nomura Holdings, Inc.	60,000	431,135
Nomura Research Institute Ltd.	42,200	887,302
Ricoh Co., Ltd.	49,000	647,663
Sankyo Co., Ltd. (Gunma)	4,000	224,237
Santen Pharmaceutical Co., Ltd.	29,500	959,282
The Shizuoka Bank Ltd.	34,000	337,629
Sumitomo Mitsui Financial Group, Inc.	37,800	1,235,706
Tokyo Gas Co., Ltd.	157,000	644,623
Yamato Transport Co., Ltd.	103,500	1,425,800

		18,942,696

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AGC	Assured Guaranty Corp.
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
FSA	Financial Security Assurance Inc.
GBP	British Pound
GO	General Obligation Bonds
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
RB	Revenue Bonds
SEK	Swedish Krona
USD	US Dollar

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	17

Schedule of Investments (continued)	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Mexico — 1.5%
America Movil, SA de CV — ADR	11,670	$564,595
Corp. Moctezuma SAB de CV	40,800	104,120
Grupo Televisa, SA — ADR	22,060	453,774
Kimberly-Clark de Mexico, SA de CV	108,180	454,095
Urbi Desarollos Urbanos SAB de CV (a)	122,280	249,548

		1,826,132

Netherlands — 6.7%
Akzo Nobel NV	32,020	2,034,358
Heineken NV	26,710	1,254,393
ING Groep NV CVA	116,690	1,087,037
Koninklijke KPN NV	98,910	1,753,556
SNS REAAL	48,940	350,478
TNT NV	62,013	1,801,817

		8,281,639

Norway — 0.5%
Storebrand ASA	90,620	628,829

Singapore — 1.3%
Keppel Corp. Ltd.	284,000	1,664,540

South Korea — 1.3%
Samsung Electronics Co., Ltd.	1,486	918,796
Shinhan Financial Group Co., Ltd.	18,780	734,731

		1,653,527

Spain — 1.1%
Inditex SA	21,900	1,395,189

Switzerland — 10.9%
Actelion Ltd. (a)	9,886	582,146
Geberit AG	3,995	690,154
Julius Baer Group Ltd.	18,132	598,413
Nestlé SA Registered Shares	74,747	3,533,977
Roche Holding AG	19,410	3,171,451
Swiss Reinsurance Co. Registered Shares	29,950	1,433,156
Synthes, Inc.	12,290	1,618,290
UBS AG	81,588	1,275,118
Zurich Financial Services AG	2,830	612,213

		13,514,918

Taiwan — 2.6%
Acer, Inc.	398,180	989,909
Taiwan Semiconductor Manufacturing Co., Ltd.	1,162,439	2,205,238

		3,195,147

United Kingdom — 16.0%
ARM Holdings Plc	166,880	427,211
Aberdeen Asset Management Plc	183,320	424,566
BHP Billiton Plc	80,040	2,462,648
HSBC Holdings Plc	298,045	3,491,141
Reckitt Benckiser Plc	23,720	1,210,666
Reed Elsevier Plc	120,040	899,509
Royal Dutch Shell Plc	116,440	3,456,215
Smith & Nephew Plc	95,287	907,357
Tomkins Plc	372,690	1,059,314
Tullow Oil Plc	27,785	565,923
Vodafone Group Plc	1,396,000	3,149,250
WPP Plc	195,481	1,834,416

		19,888,216

United States — 1.3%
Bucyrus International, Inc.	6,940	359,423
HDFC Bank Ltd.	4,000	538,200
Marathon Oil Corp.	13,360	435,803
Monsanto Co.	3,500	282,625

		1,616,051

Total Common Stocks — 99.3%		123,365,086

Rights	Shares	Value

Netherlands — 0.2%
ING Groep NV (expires 12/15/09)	116,690	$289,106

Total Rights — 0.2%		289,106

Total Long Term Investments (Cost — $108,202,582) — 99.5%		123,654,192

Short-Term Securities	Par (000)

Time Deposits — 0.2%
Cayman Islands — 0.0%
Citibank New York, 0.01% 12/01/09	EUR 25	24,940

United States — 0.2%
Brown Brothers Harriman & Co., 0.03%, 12/01/09	USD 202	202,022

Total Short-Term Securities (Cost — $226,962) — 0.2%		226,962

Total Investments (Cost — $108,429,544*) — 99.7%		123,881,154

Other Assets Less Liabilities — 0.3%		431,293

Net Assets — 100.0%		$124,312,447

•	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$113,835,529

	Gross unrealized appreciation	$20,345,182
	Gross unrealized depreciation	(10,299,557)

	Net unrealized appreciation	$10,045,625

(a)	Non-income producing security.

•	Foreign currency exchange contracts as of November 30, 2009 were as follows:

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	12,090	JPY	1,042,158	Brown Brothers
				Harriman & Co.	12/01/09	$33
USD	12,893	JPY	1,119,720	Brown Brothers
				Harriman & Co.	12/02/09	(61)
CHF	82,705	USD	82,213	Barclays Bank Plc	12/02/09	128
EUR	27,761	USD	41,582	HSBC Bank USA NA	12/02/09	101
USD	24,592	HKD	190,590	UBS AG	12/02/09	—
USD	85,322	NOK	483,625	Credit Suisse
				International	12/02/09	113
EUR	17,248	USD	25,888	Deutsche Bank AG	12/03/09	11
USD	8,179	GBP	4,983	HSBC Bank USA NA	12/03/09	(19)
JPY	6,161,096	USD	71,111	HSBC Bank USA NA	12/03/09	165

Total						$471

See Notes to Financial Statements.

18	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments (concluded)	MFS Research International FDP Fund

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments:
Common Stocks
Brazil	$1,540,253
Canada	2,165,965
Mexico	1,826,132
Netherlands	1,087,037
Switzerland	598,413
United States	1,616,051
Rights
Netherlands	289,106

Total Level 1	9,122,957

Level 2
Long-Term Investments:
Common Stocks
Australia	3,612,235
Belgium	593,629
Cayman Islands	1,240,946
China	2,978,178
Czech Republic	554,589
Finland	1,398,918
France	14,623,615
Germany	12,724,804
Greece	823,615
Hong Kong	5,096,396
India	693,611
Italy	2,711,448
Japan	18,942,696
Netherlands	7,194,602
Norway	628,829
Singapore	1,664,540
South Korea	1,653,527
Spain	1,395,189
Switzerland	12,916,505
Taiwan	3,195,147
United Kingdom	19,888,216
Short-Term Securities	226,962

Total Level 2	114,758,197
Level 3	—

Total	$123,881,154

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$551	$(80)
Level 3	—	—

Total	$551	$(80)

[1]	Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	19

Schedule of Investments November 30, 2009 (Unaudited)	Marsico Growth FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.2%
General Dynamics Corp.	51,839	$3,416,190

Biotechnology — 2.1%
Gilead Sciences, Inc. (a)	48,466	2,231,859

Capital Markets — 3.6%
The Goldman Sachs Group, Inc.	22,645	3,841,951

Chemicals — 9.5%
The Dow Chemical Co.	134,788	3,744,411
PPG Industries, Inc.	26,831	1,594,566
Potash Corp. of Saskatchewan, Inc.	12,213	1,372,985
Praxair, Inc.	41,693	3,420,077
Yingde Gases (a)	66,500	68,645

		10,200,684

Commercial Banks — 7.3%
HSBC Holdings Plc — ADR	38,100	2,248,281
U.S. Bancorp	74,173	1,789,794
Wells Fargo & Co.	134,440	3,769,698

		7,807,773

Communications Equipment — 3.1%
QUALCOMM, Inc.	72,488	3,261,960

Computers & Peripherals — 8.0%
Apple, Inc. (a)	25,915	5,180,668
International Business Machines Corp.	27,078	3,421,305

		8,601,973

Consumer Finance — 1.8%
American Express Co.	45,892	1,919,662

Diversified Financial Services — 3.7%
JPMorgan Chase & Co.	92,622	3,935,509

Energy Equipment & Services — 4.7%
Transocean Ltd. (a)	58,819	5,022,554

Hotels, Restaurants & Leisure — 5.8%
McDonald’s Corp.	74,795	4,730,784
Wynn Resorts Ltd.	22,383	1,444,599

		6,175,383

IT Services — 5.8%
MasterCard, Inc. Class A	11,840	2,851,782
Visa, Inc. Class A	40,990	3,320,190

		6,171,972

Independent Power Producers & Energy Traders — 0.4%
NRG Energy, Inc. (a)	18,233	436,498

Internet & Catalog Retail — 2.2%
Amazon.com, Inc. (a)	17,702	2,405,879

Internet Software & Services — 8.3%
Baidu.com, Inc. — ADR (a)	7,041	3,053,963
Google, Inc. Class A (a)	8,373	4,881,459
Yahoo! Inc. (a)	59,169	885,760

		8,821,182

Media — 0.8%
DIRECTV Class A (a)	25,949	820,767

Common Stocks	Shares	Value

Metals & Mining — 2.5%
BHP Billiton Plc — ADR	42,600	$2,638,644

Multiline Retail — 0.6%
Nordstrom, Inc.	19,951	667,361

Oil, Gas & Consumable Fuels — 4.5%
EOG Resources, Inc.	11,902	1,029,404
Petroleo Brasileiro SA — ADR	74,505	3,820,616

		4,850,020

Pharmaceuticals — 7.3%
Abbott Laboratories	56,743	3,091,926
Johnson & Johnson	36,045	2,265,068
Merck & Co, Inc.	66,290	2,400,361

		7,757,355

Road & Rail — 5.8%
Norfolk Southern Corp.	44,544	2,289,562
Union Pacific Corp.	62,658	3,963,745

		6,253,307

Software — 1.2%
Adobe Systems, Inc. (a)	35,450	1,243,586

Textiles, Apparel & Luxury Goods — 2.7%
Nike, Inc. Class B	44,014	2,856,069

Wireless Telecommunication Services — 1.6%
American Tower Corp. Class A (a)	41,560	1,700,635

Total Common Stocks — 96.5%		103,038,773

Preferred Stocks

Commercial Banks — 0.4%
Wells Fargo & Co., 8.00%	17,400	432,390

Total Preferred Stocks — 0.4%		432,390

Total Long-Term Investments (Cost — $82,833,546) — 96.9%		103,471,163

Short-Term Securities	Par (000)

Time Deposits — 3.4%
Brown Brothers Harriman & Co., 0.03%, 12/01/09	$3,682	3,682,244

Total Short-Term Securities (Cost — $3,682,244) — 3.4%		3,682,244

Total Investments (Cost — $86,515,790*) — 100.3%		107,153,407
Liabilities in Excess of Other Assets — (0.3)%		(316,809)

Net Assets — 100.0%		$106,836,598

See Notes to Financial Statements.

20	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments (concluded)	Marsico Growth FDP Fund

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$89,650,025

Gross unrealized appreciation	$20,101,756
Gross unrealized depreciation	(2,598,374)

Net unrealized appreciation	$17,503,382

(a)	Non-income producing security.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$103,471,163
Level 2 — Short-Term Securities	3,682,244
Level 3	—

Total	$107,153,407

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	21

Schedule of Investments November 30, 2009 (Unaudited)	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 0.4%
Honeywell International, Inc.	12,300	$473,181

Beverages — 1.9%
The Coca-Cola Co.	28,100	1,607,320
Dr. Pepper Snapple Group, Inc.	15,796	413,697

		2,021,017

Capital Markets — 3.0%
The Bank of New York Mellon Corp.	73,017	1,945,173
The Goldman Sachs Group, Inc.	4,800	814,368
State Street Corp.	9,600	396,480

		3,156,021

Chemicals — 0.7%
E.I. du Pont de Nemours & Co.	20,198	698,447

Commercial Banks — 1.6%
The PNC Financial Services Group, Inc. (a)	500	28,505
U.S. Bancorp	30,700	740,791
Wells Fargo & Co.	32,900	922,516

		1,691,812

Communications Equipment — 1.4%
Cisco Systems, Inc. (b)	63,200	1,478,880

Computers & Peripherals — 2.4%
Dell, Inc. (b)	67,949	959,440
Hewlett-Packard Co.	27,200	1,334,432
International Business Machines Corp.	2,100	265,335

		2,559,207

Diversified Financial Services — 5.5%
Bank of America Corp.	130,500	2,068,425
Citigroup, Inc.	109,500	450,045
JPMorgan Chase & Co.	76,300	3,241,987

		5,760,457

Diversified Telecommunication Services — 3.9%
AT&T Inc.	61,700	1,662,198
Verizon Communications, Inc.	77,100	2,425,566

		4,087,764

Electrical Equipment — 0.6%
Emerson Electric Co.	14,600	604,586

Energy Equipment & Services — 2.0%
Halliburton Co.	63,700	1,870,232
Smith International, Inc.	9,000	244,620

		2,114,852

Food & Staples Retailing — 3.5%
CVS Caremark Corp.	37,300	1,156,673
Wal-Mart Stores, Inc.	46,600	2,542,030

		3,698,703

Food Products — 4.7%
Cadbury Plc — ADR	10,928	583,228
Kraft Foods, Inc.	88,885	2,362,563
Unilever NV — ADR	64,200	1,978,002

		4,923,793

Health Care Equipment & Supplies — 1.0%
Boston Scientific Corp. (b)	120,000	1,004,400

Common Stocks	Shares	Value

Health Care Providers & Services — 2.9%
Cardinal Health, Inc.	55,100	$1,775,873
UnitedHealth Group, Inc.	21,000	602,070
WellPoint, Inc. (b)	13,000	702,390

		3,080,333

Household Products — 0.4%
The Procter & Gamble Co.	7,100	442,685

IT Services — 0.9%
Accenture Plc	14,200	582,768
The Western Union Co.	18,300	337,635

		920,403

Industrial Conglomerates — 1.3%
General Electric Co.	84,200	1,348,884

Insurance — 9.9%
Aflac, Inc.	10,500	483,315
Berkshire Hathaway, Inc. Class B (b)	210	704,130
Chubb Corp.	107,300	5,380,022
MetLife, Inc.	35,700	1,220,583
The Travelers Cos., Inc.	50,800	2,661,412

		10,449,462

Internet Software & Services — 3.4%
eBay, Inc. (b)	126,600	3,097,902
Yahoo! Inc. (b)	32,300	483,531

		3,581,433

Machinery — 0.8%
Ingersoll-Rand Plc	22,800	806,436

Media — 13.6%
Comcast Corp. Class A	255,786	3,752,381
DIRECTV Class A (b)	41,567	1,314,766
Liberty Media Corp. Series A (b)	4,156	198,865
News Corp. Class B	107,900	1,477,151
Time Warner Cable, Inc.	28,117	1,177,821
Time Warner, Inc.	64,333	1,976,310
Viacom, Inc. Class B (b)	148,350	4,397,094

		14,294,388

Metals & Mining — 1.1%
Alcoa, Inc.	90,235	1,129,742

Multi-Utilities — 0.3%
Sempra Energy	6,500	345,410

Multiline Retail — 1.8%
J.C. Penney Co., Inc.	25,900	744,366
Macy’s, Inc.	46,398	756,751
Target Corp.	9,100	423,696

		1,924,813

Oil, Gas & Consumable Fuels — 5.5%
BP Plc — ADR	14,700	840,546
Chevron Corp.	23,500	1,833,940
ConocoPhillips	25,700	1,330,489
Royal Dutch Shell Plc — ADR	13,900	830,664
Total SA — ADR	15,100	939,069

		5,774,708

Paper & Forest Products — 3.1%
International Paper Co.	126,107	3,209,423

See Notes to Financial Statements.

22	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments (concluded)	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals — 10.9%
Abbott Laboratories	14,600	$795,554
Bristol-Myers Squibb Co.	124,000	3,138,440
Eli Lilly & Co.	32,000	1,175,360
GlaxoSmithKline Plc — ADR	12,100	501,787
Merck & Co, Inc.	58,420	2,115,378
Pfizer, Inc.	160,684	2,919,628
Roche Holding AG — ADR	19,200	785,664

		11,431,811

Semiconductors & Semiconductor Equipment — 1.9%
Intel Corp. (b)	72,000	1,382,400
KLA-Tencor Corp.	19,900	621,676

		2,004,076

Software — 0.4%
Microsoft Corp.	13,700	402,917

Specialty Retail — 1.9%
Home Depot, Inc.	37,500	1,026,000
Lowe’s Cos., Inc.	42,700	931,287

		1,957,287

Tobacco — 1.8%
Altria Group, Inc.	44,000	827,640
Philip Morris International, Inc.	22,800	1,096,452

		1,924,092

Wireless Telecommunication Services — 0.7%
Vodafone Group Plc — ADR	30,900	701,121

Total Long-Term Investments (Cost — $98,981,934) — 95.2%		100,002,544

Short-Term Securities	Par (000)

Time Deposits — 4.8%
Brown Brothers Harriman & Co., 0.03%, 12/01/09	$5,010	5,010,334

Total Short-Term Securities (Cost — $5,010,334) — 4.8%		5,010,334

Total Investments (Cost — $103,992,268*) — 100.0%		105,012,878
Liabilities in Excess of Other Assets — (0.0)%		(19,947)

Net Assets — 100.0%		$104,992,931

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$106,217,999

Gross unrealized appreciation	$10,270,527
Gross unrealized depreciation	(11,475,648)

Net unrealized depreciation	$(1,205,121)

(a)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Gain	Income

The PNC Financial Services Group, Inc.	—	—	—	$100

(b)	Non-income producing security.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$100,002,544
Level 2 — Short-Term Securities	5,010,334
Level 3	—

Total	$105,012,878

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	23

Schedule of Investments November 30, 2009 (Unaudited)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Ameriquest Mortgage Securities, Inc., Series 2005-R9, Class A2B, 0.47%, 11/25/35 (a)	USD	521	$456,055
Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.27%, 5/15/13 (a)		659	648,881
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 0.74%, 2/25/35 (a)		338	257,192
Chase Issuance Trust, Series 2007-A9, Class A, 0.27%, 6/16/14 (a)		2,200	2,164,095
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF6, 4.49%, 10/25/33 (a)		546	479,546
Countrywide Asset Backed Certificates, Series 2005-11, Class AF4, 5.21%, 2/25/36 (a)		700	431,331
Residential Asset Securities Corp., Series 2005-AHL2, Class A2, 0.50%, 10/25/35 (a)		233	210,279
Securitized Asset Backed Receivables LLC Trust, Series 2006-FR2, Class A2, 0.39%, 3/25/36 (a)		643	561,721
Structured Asset Securities Corp., Series 2005-SC1, Class 1A1, 0.51%, 5/25/31 (a)(b)		531	249,120

Total Asset-Backed Securities — 3.7%			5,458,220

Common Stocks		Shares

Media — 0.0%
Charter Communications, Inc. (c)		532	17,556

Total Common Stocks — 0.0%			17,556

Corporate Bonds		Par (000)

Biotechnology — 0.3%
PDL BioPharma, Inc., 2.75%, 8/16/23 (d)	USD	260	279,175
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16 (b)		100	100,500

			379,675

Building Products — 0.1%
Associated Materials LLC, 9.88%, 11/15/16 (b)		100	104,500

Capital Markets — 3.2%
The Bear Stearns Cos., Inc., Series B, 4.55%, 6/23/10		100	102,291
Cantor Fitzgerald LP, 7.88%, 10/15/19 (b)		400	408,372
Deutsche Bank AG, 4.88%, 5/20/13		700	752,659
The Goldman Sachs Group, Inc., 6.75%, 10/01/37		500	514,619
Lazard Group LLC:
7.13%, 5/15/15		100	104,394
6.85%, 6/15/17		1,000	1,025,609
Lehman Brothers Holdings, Inc., 6.88%, 5/02/18 (c)(e)		1,000	212,500
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		700	750,840
Morgan Stanley, 6.00%, 4/28/15		300	325,960
UBS AG Series DPNT, 5.88%, 12/20/17		500	518,862

			4,716,106

Corporate Bonds		Par (000)	Value

Chemicals — 0.5%
Huntsman International LLC, 7.88%, 11/15/14	USD	200	$189,500
Ineos Group Holdings Plc, 8.50%, 2/15/16 (b)		100	66,000
RPM International, Inc., 6.25%, 12/15/13		50	53,555
RPM United Kingdom G.P., 6.70%, 11/01/15 (b)		200	223,090
Yara International ASA, 5.25%, 12/15/14 (b)		250	264,046

			796,191

Commercial Banks — 1.8%
Compass Bank, 6.40%, 10/01/17		800	782,706
Discover Bank, 8.70%, 11/18/19		400	421,515
European Investment Bank, 6.50%, 9/10/14	NZD	117	88,199
HSBC Holdings Plc, 6.50%, 9/15/37	USD	400	425,708
HSBK Europe BV, 7.25%, 5/03/17		400	348,000
Regions Financial Corp., 0.45%, 6/26/12 (a)		200	173,928
Royal Bank of Scotland Group Plc, 6.40%, 10/21/19		500	506,859

			2,746,915

Commercial Services & Supplies — 0.2%
JohnsonDiversey Holdings, Inc., 10.50%, 5/15/20 (b)		100	98,250
RSC Equipment Rental, Inc., 9.50%, 12/01/14		200	195,750

			294,000

Communications Equipment — 0.1%
Viasat, Inc., 8.88%, 9/15/16 (b)		100	100,875

Consumer Finance — 0.4%
Capital One Financial Corp., 7.38%, 5/23/14		100	114,701
Ford Motor Credit Co. LLC:
9.88%, 8/10/11		350	363,232
7.50%, 8/01/12		200	198,200

			676,133

Containers & Packaging — 0.2%
Ball Corp., 7.38%, 9/01/19		100	102,250
Crown Americas LLC, 7.63%, 5/15/17 (b)		50	51,000
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		100	101,250
Solo Cup Co., 8.50%, 2/15/14		100	96,250

			350,750

County/City/Special District/ School District — 0.1%
New York City Industrial Development Agency, 11.00%, 3/01/29 (b)		100	107,926

Diversified Consumer Services — 0.1%
Host Hotels & Resorts LP, 9.00%, 5/15/17 (b)		150	157,875

Diversified Financial Services — 1.0%
Citigroup, Inc., 5.00%, 9/15/14		400	388,747
GMAC LLC (b):
6.88%, 9/15/11		253	243,513
6.88%, 8/28/12		200	189,500
General Electric Capital Corp.:
0.38%, 10/21/10 (a)		72	71,973
Series G, 6.00%, 8/07/19		500	526,678
Svensk Exportkredit AB, 7.63%, 6/30/14	NZD	35	26,790

			1,447,201

See Notes to Financial Statements.

24	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services — 1.2%
AT&T Inc., 5.80%, 2/15/19	USD	500	$539,845
Telecom Italia Capital SA:
4.95%, 9/30/14		250	263,952
7.00%, 6/04/18		500	557,510
Verizon New York, Inc.:
Series A, 6.88%, 4/01/12		300	330,039
Series B, 7.38%, 4/01/32		100	110,599

			1,801,945

Energy Equipment & Services — 0.5%
Cie Générale de Géophysique-Veritas, 9.50%, 5/15/16 (b)		100	105,500
Weatherford International Ltd., 7.00%, 3/15/38		600	622,615

			728,115

Food & Staples Retailing — 0.7%
CVS Caremark Corp., 5.75%, 6/01/17		300	322,432
The Kroger Co., 6.15%, 1/15/20		500	557,385
RITE AID Corp., 9.75%, 6/12/16		100	108,000

			987,817

Food Products — 0.7%
Bunge Ltd. Finance Corp.:
5.88%, 5/15/13		300	319,850
5.10%, 7/15/15 (b)		400	403,325
CEDC Finance Corp. International, Inc., 9.13%, 12/01/16 (b)(f)		100	100,000
JBS USA LLC, 11.63%, 5/01/14 (b)		150	166,688

			989,863

Health Care Providers & Services — 1.6%
Coventry Health Care, Inc., 6.30%, 8/15/14		750	739,163
HCA, Inc./DE, 9.63%, 11/15/16 (g)		250	266,563
Medco Health Solutions, Inc., 7.13%, 3/15/18		800	925,818
US Oncology, Inc., 9.13%, 8/15/17 (b)		150	156,375
UnitedHealth Group, Inc., 6.50%, 6/15/37		200	203,873
Vanguard Health Holding Co. II, LLC, 9.00%, 10/01/14		100	103,000

			2,394,792

Hotels, Restaurants & Leisure — 4.3%
Harrah’s Operating Escrow LLC, 11.25%, 6/01/17 (b)		300	306,000
MGM Mirage, 6.63%, 7/15/15		250	186,250
NCL Corp. Ltd., 11.75%, 11/15/16 (b)		200	197,250
Pinnacle Entertainment, Inc., 7.50%, 6/15/15		150	133,500
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16		200	184,500
Starwood Hotels & Resorts Worldwide, Inc., 7.15%, 12/01/19		200	195,725
Station Casinos, Inc. (c)(e):
6.88%, 3/01/16		150	1,500
7.75%, 8/15/16		100	21,000
Universal City Development Partners Ltd., 10.88%, 11/15/16 (b)		100	100,250
Wendy’s International, Inc., 6.25%, 11/15/11		5,000	5,168,750

			6,494,725

Household Durables — 0.1%
Jarden Corp., 7.50%, 5/01/17		150	148,500

IT Services — 0.3%
SunGard Data Systems, Inc.:
9.13%, 8/15/13		100	101,500
10.25%, 8/15/15		150	153,750
Verifone Holdings, Inc., 1.38%, 6/15/12 (b)(d)		285	244,031

			499,281

Corporate Bonds		Par (000)	Value

Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc.:
7.25%, 2/01/14	USD	200	$201,750
7.38%, 2/01/16		100	99,500
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15		300	213,000

			514,250

Industrial Conglomerates — 0.0%
Hutchison Whampoa International (03/33) Ltd., 7.45%, 11/24/33 (b)		50	57,131

Insurance — 0.3%
Aflac, Inc., 8.50%, 5/15/19		100	118,436
PRICOA Global Funding I, 5.45%, 6/11/14 (b)		300	319,550

			437,986

Machinery — 0.2%
Case New Holland, Inc., 7.13%, 3/01/14		200	197,500
RBS Global, Inc., 9.50%, 8/01/14		100	99,500

			297,000

Media — 3.5%
British Sky Broadcasting Group Plc, 6.10%, 2/15/18 (b)		1,000	1,087,820
Charter Communications, LLC Holdings II, 13.50%, 11/30/16		147	174,064
Comcast Corp., 6.30%, 11/15/17		650	718,264
Dex Media, Inc., 8.00%, 11/15/13 (b)(c)(e)(h)		200	49,000
Dex Media West LLC, 9.88%, 8/15/13 (b)(c)(e)(h)		25	7,875
Intelsat Bermuda Ltd., 11.25%, 6/15/16		250	266,875
Lamar Media Corp., 9.75%, 4/01/14		150	163,500
News America, Inc., 7.25%, 5/18/18		400	463,492
Reed Elsevier Capital, Inc., 7.75%, 1/15/14		300	347,099
Sinclair Television Group, Inc., 9.25%, 11/01/17 (b)		200	202,750
TVN Finance Corp. Plc, 10.75%, 11/15/17	EUR	100	151,656
Time Warner Cable, Inc., 6.75%, 7/01/18	USD	700	781,411
UPC Germany, 9.63%, 12/01/19	EUR	100	148,465
Viacom, Inc., 6.13%, 10/05/17		500	549,636
WMG Acquisition Corp., 9.50%, 6/15/16 (b)	USD	150	161,250

			5,273,157

Multi-Utilities — 1.5%
Ameren Corp., 8.88%, 5/15/14		100	113,132
CenterPoint Energy, Inc.:
7.25%, 9/01/10		75	76,950
6.50%, 5/01/18		1,050	1,105,373
CenterPoint Energy Resources Corp., 6.13%, 11/01/17		200	215,205
Dominion Resources, Inc., 6.40%, 6/15/18		600	677,717

			2,188,377

Multiline Retail — 2.7%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12		4,000	4,000,000

Oil, Gas & Consumable Fuels — 3.9%
Antero Resources Finance Corp., 9.38%, 12/01/17 (b)		100	100,250
Canadian Natural Resources, Ltd., 5.90%, 2/01/18		500	545,518
Chesapeake Energy Corp., 6.63%, 1/15/16		250	235,000
Enogex LLC, 6.25%, 3/15/20 (b)		400	405,125
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)		200	183,750
Gaz Capital for Gazprom, 6.21%, 11/22/16 (b)		500	482,500
General Maritime Corp., 12.00%, 11/15/17 (b)		100	102,500
Holly Corp., 9.88%, 6/15/17 (b)		100	103,750
Lukoil International Finance BV, 6.66%, 6/07/22 (b)		500	466,250

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Mariner Energy, Inc., 11.75%, 6/30/16	USD	100	$110,250
MarkWest Energy Partners LP Series B, 6.88%, 11/01/14		100	93,000
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		100	99,750
Peabody Energy Corp. Series B, 6.88%, 3/15/13		150	151,500
Petroleos de Venezuela SA, 14.71%, 7/10/11 (i)		1,300	1,053,000
Sandridge Energy, Inc., 9.88%, 5/15/16 (b)		150	153,750
Tesoro Corp., 9.75%, 6/01/19		100	101,500
Valero Energy Corp., 6.13%, 6/15/17		800	845,070
Woodside Finance Ltd., 4.50%, 11/10/14 (b)		600	614,221

			5,846,684

Paper & Forest Products — 0.1%
NewPage Corp., 11.38%, 12/31/14 (b)		100	98,500
Weyerhaeuser Co., 7.38%, 3/15/32		100	91,191

			189,691

Pharmaceuticals — 0.4%
Pfizer, Inc., 6.20%, 3/15/19		500	576,184

Real Estate Investment Trusts (REITs) — 1.2%
ERP Operating LP, 5.75%, 6/15/17		500	512,376
Felcor Lodging LP, 10.00%, 10/01/14 (b)		100	97,500
HCP, Inc., 6.70%, 1/30/18		900	910,776
Kimco Realty Corp., 6.88%, 10/01/19		200	210,698

			1,731,350

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		100	94,375
Freescale Semiconductor, Inc., 8.88%, 12/15/14		200	170,000

			264,375

Specialty Retail — 0.0%
Michaels Stores, Inc., 10.00%, 11/01/14		100	102,000

Tobacco — 0.7%
Altria Group, Inc., 9.70%, 11/10/18		500	618,654
Reynolds American, Inc., 7.63%, 6/01/16		350	380,398

			999,052

Transportation Infrastructure — 0.3%
CEVA Group Plc, 10.00%, 9/01/14 (b)		200	188,750
DP World Ltd., 6.85%, 7/02/37 (b)		380	281,580

			470,330

Wireless Telecommunication Services — 0.3%
Digicel Group Ltd. (b):
8.88%, 1/15/15		100	97,000
8.25%, 9/01/17 (f)		100	97,750
MetroPCS Wireless, Inc., 9.25%, 11/01/14		200	200,500

			395,250

Total Corporate Bonds — 33.0%			49,266,002

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.0%
TransDigm, Inc., Term Loan B, 2.29%, 6/23/13	85	80,568

Beverages — 0.0%
Constellation Brands, Inc., Term Loan B, 1.75%, 6/05/13	18	17,186

Floating Rate Loan Interests (a)		Par (000)	Value

Chemicals — 0.3%
Ashland, Inc., Term Loan B, 7.65%, 5/13/14	USD	76	$77,078
Celanese US Holdings LLC, Dollar Term Loan, 2.04%, 4/02/14		161	149,438
Nalco Co., Term Loan, 6.50%, 5/13/16		61	61,304
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 7/30/12		149	149,141

			436,961

Commercial Services & Supplies — 0.1%
ARAMARK Corp.:
Synthetic Letter of Credit, 2.14%, 1/26/14		9	8,074
Term Loan B, 2.11% – 2.16%, 1/26/14		136	122,777
Duractek, Inc. (EnergySolutions), Term Loan B, 4.05%, 6/07/13		27	26,466
Johnson Diversey, Inc., Term Loan B, 5.50%, 12/16/11		12	12,004

			169,321

Diversified Consumer Services — 0.1%
Education Management LLC, Term Loan C, 2.06%, 6/01/13		116	106,305

Diversified Telecommunication Services — 0.0%
Windstream Corp., Tranche Term Loan B-2, 3.00% – 3.04%, 12/17/15		37	35,491

Food & Staples Retailing — 0.1%
SUPERVALU Inc., Term Loan B, 1.50% – 1.53%, 6/02/12		91	85,574

Food Products — 0.1%
Dean Foods Co., Term Loan B, 1.62% – 1.67%, 4/02/14		42	39,200
Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 9/30/14		147	147,296

			186,496

Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, Term Loan B, 3.23% – 3.28%, 5/20/14		127	119,161

Health Care Providers & Services — 0.3%
Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.51%, 7/25/14		7	6,861
Funded Term Loan, 2.49% – 2.51%, 7/25/14		149	136,623
DaVita Inc., Term Loan B-1, 1.74% – 1.79%, 10/05/12		37	35,078
Fresenius Medical Care Holdings, Inc., Term Loan B, 1.66% – 1.67%, 3/31/13		37	35,413
HCA Inc.:
Term Loan A-1, 1.78%, 11/17/12		98	90,740
Term Loan B-1, 2.53%, 11/18/13		56	51,683
LifePoint Hospitals, Inc., Term Loan B, 1.89%, 4/15/12		84	80,048

			436,446

Hotels, Restaurants & Leisure — 0.0%
Penn National Gaming Inc., Term Loan B, 1.98% – 2.03%, 10/03/12		85	80,744

Household Durables — 0.1%
Jarden Corp., Term Loan B-4, 3.53%, 2/13/13		84	82,179

IT Services — 0.1%
Affiliated Computer Services, Inc., Additional Term Loan, 2.24%, 3/20/13		31	30,311
Lender Processing Services, Inc., Term Loan B, 2.73%, 7/02/14		29	27,940
SunGard Data Systems, Inc., Tranche A Term Loan, 1.99%, 2/28/14		49	44,703

			102,954

See Notes to Financial Statements.

26	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value

Independent Power Producers & Energy Traders — 0.1%
NRG Energy, Inc.:
Credit-Linked Deposit, 2.03%, 2/01/13	USD	48	$43,704
Term Loan, 1.98% – 2.03%, 2/01/13		89	81,306

			125,010

Machinery — 0.1%
RBS Global, Inc. (Rexnord), Term Loan:
Tranche B-1, 2.75% – 2.81%, 7/19/13		134	126,037
Tranche B-2, 2.50%, 7/19/13		2	1,519

			127,556

Media — 0.3%
CSC Holdings, Inc. (Cablevision), Incremental Term Loan B-2, 2.05% – 2.19%, 3/29/13		90	85,501
Cinemark USA, Inc., Term Loan, 1.99% – 2.04%, 10/05/13		35	33,113
DIRECTV Holdings LLC, Term Loan B, 1.73%, 4/13/13		18	17,364
Discovery Communications, Inc., Term Loan B, 2.28%, 5/14/14		22	21,532
Intelsat Corp. (Panamsat):
Incremental B-2-A, 2.74%, 1/03/14		3	2,555
Incremental B-2-B, 2.74%, 7/03/14		3	2,556
Incremental B-2-C, 2.74%, 7/03/14		3	2,555
Tranche B-2-A, 2.74%, 1/03/14		32	30,018
Tranche B-2-B, 2.74%, 7/03/14		32	30,009
Tranche B-2-C, 2.74%, 1/03/14		32	30,009
Regal Cinemas Corp., Term Loan, 4.03%, 10/27/13		47	45,934
UPC Financing Partnership:
Term Loan N, 1.99%, 12/31/14		94	86,599
Term Loan T, 3.74%, 12/31/14		70	66,571

			454,316

Metals & Mining — 0.1%
Novelis Corp., US Term Loan, 2.24% – 2.29%, 7/06/14		99	88,139

Multi-Utilities — 0.0%
EnergySolutions, LLC:
Synthetic A Deposit, 3.99%, 6/07/13		1	1,121
Synthetic Line of Credit, 3.99%, 6/07/13		4	3,891
Term Loan B, 4.05%, 6/07/13		56	55,162

			60,174

Multiline Retail — 0.0%
Dollar General Corp., Tranche B-1 Term Loan, 2.98% – 3.03%, 7/07/14		36	34,046

Paper & Forest Products — 0.1%
Georgia-Pacific LLC:
Term Loan B, 2.24% – 2.30%, 12/22/12		65	61,712
Term Loan C, 3.49% – 3.55%, 11/23/14		56	54,305

			116,017

Pharmaceuticals — 0.1%
Mylan Inc., Term Loan B, 3.50% – 3.56%, 10/02/14		147	141,341

Wireless Telecommunication Services — 0.0%
Ntelos, Inc., Term Loan B, 5.75%, 8.24/11		33	32,794

Total Floating Rate Loan Interests — 2.1%			3,118,779

Foreign Agency Obligations	Par (000)		Value

Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/17 (g)	BRL	4,600	$2,238,592
Demirate of Abu Dhabi, 6.75%, 4/08/19 (b)	USD	100	110,099
Export-Import Bank of Korea, 8.13%, 1/21/14		195	227,729
Indonesia Treasury Bond:
12.80%, 6/15/21	IDR	3,010,000	365,886
12.90%, 6/15/22		4,900,000	597,621
10.00%, 9/15/24		1,750,000	172,467
Series FR31, 11.00%, 11/15/20		900,000	98,481
Series FR40, 11.00%, 9/15/25		5,550,000	588,714
Series FR47, 10.00%, 2/15/28		5,970,000	584,981
Israel Government Bond, Shahar, Series 2680, 7.00%, 4/29/11	ILS	800	226,013
Korea Treasury Bond:
Series 1106, 5.50%, 6/10/11	KRW	111,900	99,032
Series 1112, 4.75%, 12/10/11		1,097,310	960,234
Series 1206, 4.00%, 6/10/12		3,367,500	2,896,099
Series 1209, 5.25%, 9/10/12		340,000	301,253
Series 1303, 5.25%, 3/10/13		9,900	8,778
Kreditanstalt fuer Wiederaufbau, 6.50%, 11/15/11	NZD	92	68,730
Malaysia Government Bond:
3.83%, 9/28/11	MYR	3,340	1,007,211
Series 2/03, 4.24%, 2/07/18		3,600	1,070,472
Series 3/06, 3.87%, 4/13/10		950	281,925
Mexican Bonos:
Series M 20, 10.00%, 12/05/24	MXN	7,500	667,453
Series M 30, 10.00%, 11/20/36		7,000	630,913
New South Wales Treasury Corp., Series 17RG, 5.50%, 3/01/17	AUD	425	382,054
Peru Government Bond, 7.84%, 8/12/20	PEN	615	247,281
Poland Government Bond:
Series 0412, 4.75%, 4/25/12	PLN	2,765	991,985
Series 0414, 5.75%, 4/25/14		1,810	653,747
Series 1013, 5.00%, 10/24/13		305	108,220
Poland Government International Bond, 6.38%, 7/15/19	USD	340	378,181
Province of Ontario Canada, 6.25%, 6/16/15	NZD	26	19,001
Qatar Government International Bond, 6.55%, 4/09/19 (b)	USD	100	109,750
Queensland Treasury Corp.:
7.13%, 9/18/17 (b)	NZD	270	202,694
Series 13, 6.00%, 8/14/13	AUD	70	65,597
Series 17, 6.00%, 9/14/17		145	134,235
Republic of Argentina, 0.94%, 8/03/12 (g)	USD	135	107,772
Republic of Ghana, 8.50%, 10/04/17		100	100,380
Republic of Hungary:
3.50%, 7/18/16	EUR	20	27,580
4.38%, 7/04/17		45	64,867
5.75%, 6/11/18		95	146,250
3.88%, 2/24/20		40	52,978
Republic of Korea, 7.13%, 4/16/19	USD	130	154,084
Republic of Lithuania, 6.75%, 1/15/15 (b)		130	130,566
Russia Government International Bond, 7.50%, 3/31/30 (b)		357	400,064
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		564	635,966
South Africa Government International Bond, 5.88%, 5/30/22		700	708,750
Sweden Government Bond, Series 1045, 5.25%, 3/15/11	SEK	17,260	2,624,620
Venezuela Government International Bond:
5.38%, 8/07/10	USD	135	131,288
10.75%, 9/19/13		80	73,600

Total Foreign Agency Obligations — 14.6%			21,854,193

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities — 8.7%
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40 (a)	USD	1,000	$1,004,390
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.89%, 12/10/49 (a)		146	99,383
Citigroup/Deutsche Bank Commercial Mortgage Trust (a):
Series 2005-C1, Class A4, 5.40%, 7/15/44		2,300	2,311,698
Series 2007-CD4, Class B, 5.45%, 12/11/49		900	281,661
Series 2007-CD4, Class C, 5.48%, 12/11/49		2,750	765,908
GS Mortgage Securities Corp. II (a):
Series 2006-GG6, Class A4, 5.55%, 4/10/38		2,519	2,272,300
Series 2007-GG10, Class C, 5.99%, 8/10/45		770	163,151
Greenwich Capital Commercial Funding Corp. (a):
Series 2004-GG1, Class A7, 5.32%, 6/10/36		500	515,574
Series 2005-GG5, Class A5, 5.22%, 4/10/37		1,750	1,632,695
Series 2007-GG9, Class C, 5.55%, 3/10/39		1,600	550,273
LB-UBS Commercial Mortgage Trust, Class A4:
Series 2005-C5, 4.95%, 9/15/30		2,000	1,967,984
Series 2006-C3, 5.66%, 3/15/39 (a)		850	812,321
Morgan Stanley Capital I, Series 2007-IQ13, Class B, 5.52%, 3/15/44 (a)(b)		856	269,827
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.32%, 6/15/20 (a)(b)		493	395,535

Total Non-Agency Mortgage-Backed Securities — 8.7%			13,042,700

Preferred Securities

Capital Trusts

Commercial Banks — 1.6%
BNP Paribas, 7.20% (a)(b)(j)		600	552,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)		600	417,000
Wachovia Capital Trust III, 5.80% (a)(j)		750	513,750
Wells Fargo (a)(j):
Capital XIII, Series GMTN, 7.70% (a)		300	273,000
Capital XV, 9.75%		550	583,000

			2,338,750

Diversified Financial Services — 1.0%
Bank of America Corp., Series M, 8.13% (a)(j)		400	348,396
JPMorgan Chase & Co., 7.90% (a)(j)		575	562,304
JPMorgan Chase Capital XXII, 6.45%, 1/15/87		700	630,084

			1,540,784

Insurance — 0.3%
MetLife, Inc., 6.40%, 12/15/66		600	499,500

Total Capital Trusts — 2.9%			4,379,034

Preferred Stocks	Shares

Automobiles — 0.0%
General Motors Corp. Series C, 6.25% (c)		6,500	30,225

Diversified Financial Services — 0.0%
GMAC, Inc., 7.00% (b)(c)		66	39,932

Thrifts & Mortgage Finance — 0.1%
Freddie Mac, Series Z, 8.38% (c)		55,200	45,264

Total Preferred Stocks — 0.1%			115,421

Total Preferred Securities — 3.0%			4,494,455

Taxable Municipal Bonds	Par (000)		Value

County/City/Special District/ School District — 0.2%
Citizens Property Insurance Corp., RB, Senior Secured, High Account, Series A-1 (AGC), 4.50%, 6/01/14	USD	250	$260,320

State — 0.4%
State of California, GO, Various Purpose, 6.00%, 4/01/38		500	508,885

Utilities — 0.1%
City of Tulare, California, RB, Build America Bonds (FSA), 8.75%, 11/15/44		125	127,905
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38		50	53,004

			180,909

Total Taxable Municipal Bonds — 0.7%			950,114

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.3%
Fannie Mae, 6.63%, 11/15/30		400	501,337
Freddie Mac, 6.25%, 7/15/32		1,200	1,473,368

			1,974,705

Collateralized Mortgage Obligations — 1.9%
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.49%, 2/25/37 (a)		1,437	1,418,767
Freddie Mac Mortgage-Backed Securities:
Series 2643, Class OG, 5.00%, 7/12/32		1,000	1,048,074
Series 2942, Class TF, 0.59%, 3/15/35 (a)		420	419,245

			2,886,086

Mortgaged-Backed Securities — 31.2%
Fannie Mae Mortgage-Backed Securities:
2.64%, 4/01/35 (a)		54	54,230
2.66%, 9/01/34 (a)		688	701,175
3.00%, 10/01/32 (a)		169	171,080
3.15%, 4/01/35 (a)		680	698,041
3.19%, 5/01/33 (a)		25	25,734
4.50%, 1/01/39		4,423	4,546,981
5.00%, 8/01/35 – 12/15/39 (k)		3,592	3,770,163
5.50%, 11/01/34 – 3/01/36		6,945	7,412,042
6.00%, 6/01/21 – 12/15/39 (k)		6,782	7,286,049
6.50%, 1/01/36		490	531,049
Freddie Mac Mortgage-Backed Securities:
2.52%, 11/01/27 (a)		367	374,202
3.40%, 4/01/32 (a)		119	122,889
3.51%, 9/01/32 (a)		23	23,841
4.50%, 9/01/20		210	221,684
5.00%, 7/01/23 – 12/15/39 (k)		11,213	11,765,859
5.50%, 11/01/37 – 12/15/39 (k)		971	1,033,559
6.00%, 10/01/21 – 12/15/39 (k)		5,683	6,099,826
6.50%, 9/01/38		543	586,763
Ginnie Mae Mortgage-Backed Securities, 6.50%, 12/20/37 – 7.15/38		1,097	1,181,051

			46,606,218

Total U.S. Government Sponsored Agency Securities — 34.4%			51,467,009

See Notes to Financial Statements.

28	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Bonds:
5.50%, 8/15/28	USD	500	$595,938
5.38%, 2/15/31		800	941,875
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/16		1,616	1,739,809
U.S. Treasury Notes:
4.38%, 2/15/38		1,600	1,645,501
4.50%, 8/15/39		1,700	1,786,063

Total U.S. Treasury Obligations — 4.5%			6,709,186

Total Long-Term Investments (Cost — $158,696,116) — 104.7%			156,378,214

Short-Term Securities

Time Deposits
Cayman Islands — 0.1%
Brown Brothers Harriman & Co., Grand Cayman, 0.01%, 12/01/09	SEK	16	2,279
Citibank New York, 0.10%, 12/01/09	EUR	55	82,244

			84,523

Israel — 0.0%
Israel Treasury Bill, 1.86%, 10/06/10 (i)	ILS	225	58,741

United States — 7.5%
Brown Brothers Harriman & Co., 0.03%, 12/01/09	USD	11,269	11,268,787

Total Short-Term Securities (Cost — $11,412,809) — 7.6%			11,412,051

Total Investments (Cost — $170,108,925*) — 112.3%			167,790,265
Liabilities in Excess of Other Assets — (12.3)%			(18,355,266)

Net Assets — 100.0%			$149,434,999

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$170,133,116

Gross unrealized appreciation	$7,144,453
Gross unrealized deprecation	(9,487,304)

Net unrealized depreciation	$(2,342,851)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Convertible security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Credit Suisse International	$97,750	$(875)
Goldman Sachs Bank USA	$100,000	$634

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Restricted security as to resale, representing 0.0% of net assets, were as follows:

Issue	Acquisition Date(s)	Cost	Value

Dex Media, Inc., 8.00%, 11/15/13	12/02/08 — 2/06/09	$28,192	$49,000
Dex Media West LLC, 9.88%, 8/15/13	9/09/05	$26,973	$7,875

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Represents or includes a “to-be-announced” transaction. Unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Bank of America NA	$10,954,536	$191,036
Barclays Bank Plc	$2,465,313	$32,344
Deutsche Bank Securities, Inc.	$4,880,585	$64,694
JPMorgan Securities, Ltd.	$2,097,500	$36,875
Morgan Stanley & Co., Inc.	$745,063	$10,992

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

•	Foreign currency exchange contracts as of November 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

IDR	7,249,215,362	USD	763,578	JPMorgan Chase Bank NA	12/01/09	$2,990
USD	38,146	MXN	520,000	Citibank NA	1/29/10	(1,752)
INR	1,047,000	USD	20,234	Deutsche Bank AG	4/09/10	2,094
INR	2,246,000	USD	43,376	Deutsche Bank AG	4/12/10	4,512
INR	1,508,000	USD	28,906	JPMorgan Chase Bank NA	4/13/10	3,245
INR	1,481,000	USD	28,920	JPMorgan Chase Bank NA	4/15/10	2,650
INR	521,000	USD	10,156	Deutsche Bank AG	4/19/10	947
INR	740,000	USD	14,504	JPMorgan Chase Bank NA	4/19/10	1,266
CLP	39,408,000	USD	67,231	Citibank NA	4/26/10	12,830
INR	1,052,000	USD	20,300	Deutsche Bank AG	4/26/10	2,108
CLP	31,274,000	USD	53,255	Citigroup Global Markets Inc.	4/27/10	10,283
CLP	31,162,000	USD	53,255	JPMorgan Chase Bank NA	4/27/10	10,056
INR	150,000	USD	2,899	JPMorgan Chase Bank NA	4/27/10	296
CLP	50,230,000	USD	85,208	Citibank NA	4/28/10	16,846
CLP	6,289,000	USD	10,650	UBS AG	4/28/10	2,127
INR	744,000	USD	14,489	JPMorgan Chase Bank NA	4/28/10	1,357
INR	745,000	USD	14,494	JPMorgan Chase Bank NA	4/30/10	1,370
USD	145,941	EUR	97,652	Deutsche Bank AG	5/20/10	(532)
INR	1,425,000	USD	29,035	Deutsche Bank AG	6/01/10	1,243
INR	42,000	USD	866	HSBC Bank USA NA	6/02/10	26
INR	209,000	USD	4,354	HSBC Bank USA NA	6/03/10	86
INR	1,395,000	USD	29,026	HSBC Bank USA NA	6/04/10	609
INR	698,000	USD	14,524	Deutsche Bank AG	6/07/10	302
INR	352,000	USD	7,303	Deutsche Bank AG	6/08/10	173
INR	280,000	USD	5,803	HSBC Bank USA NA	6/08/10	144
INR	284,000	USD	5,838	Deutsche Bank AG	6/10/10	193
INR	425,000	USD	8,763	Barclays Bank Plc	6/11/10	262
INR	285,000	USD	5,846	HSBC Bank USA NA	6/11/10	206
INR	711,000	USD	14,597	Deutsche Bank AG	6/16/10	496
INR	648,000	USD	13,144	Deutsche Bank AG	6/21/10	607
USD	178,517	NZD	276,000	HSBC Bank USA NA	8/05/10	(15,333)
USD	64,129	NZD	98,600	Deutsche Bank AG	8/12/10	(5,080)
USD	58,419	NZD	90,000	Deutsche Bank AG	8/13/10	(4,748)
USD	64,690	NZD	98,000	Deutsche Bank AG	8/16/10	(4,071)
ILS	163,000	USD	43,015	Citibank NA	8/17/10	136
ILS	164,000	USD	43,206	Citibank NA	8/19/10	209
ILS	16,000	USD	4,215	Deutsche Bank AG	8/19/10	21
ILS	62,700	USD	16,405	Citibank NA	8/20/10	194
ILS	107,000	USD	28,060	Citibank NA	8/23/10	265

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

INR	41,995,750	USD	865,000	Deutsche Bank AG	10/06/10	$20,146
CNY	429,632	USD	65,256	HSBC Bank USA NA	10/25/10	(1,672)
CNY	730,876	USD	110,702	HSBC Bank USA NA	10/26/10	(2,530)
CNY	436,324	USD	65,955	HSBC Bank USA NA	10/27/10	(1,374)
USD	146,716	EUR	98,696	UBS AG	11/17/10	(972)
USD	37,921	MXN	515,000	Citibank NA	12/02/10	61

Total						$62,292

•	Credit default swaps on single-name issues — buy protection outstanding as of November 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Wendy’s International, Inc.	2.25%	UBS AG	December 2011	USD	5,000	$(78,671)
Macy’s Retail Holdings, Inc.	2.05%	JPMorgan Chase Bank NA	March 2012	USD	4,000	27,787

Total						$(50,884)

•	Credit default swaps on single-name issues — sold protection outstanding as of November 30, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation

Dynegy Holdings Inc.	5.00%	Credit Suisse International	March 2016	B	USD	200	$(13,846)

	1	Using Standard & Poor’s ratings.

	2	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — sold protection outstanding as of November 30, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation

Dow Jones CDX North America High Yield	5.00%	Credit Suisse International	December 2014	B	USD	792	$(136)
LCDX North American Index Series 13	5.00%	Credit Suisse International	December 2014	BB	USD	1,200	(3,433)

Total							$(3,569)

[1]	Using Standard & Poor’s ratings.

[2]	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

30	FDP SERIES, INC.	NOVEMBER 30, 2009

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Preferred Securities	$45,264

Level 2
Long-Term Investments:
Asset-Backed Securities	5,458,220
Common Stocks	17,556
Corporate Bonds	49,266,002
Floating Rate Loan Interests	1,603,865
Foreign Agency Obligations	21,854,193
Non-Agency Mortgage-Backed Securities	13,042,700
Preferred Securities	4,449,191
Taxable Municipal Bonds	950,114
U.S. Government Sponsored Agency Securities	51,467,009
U.S. Treasury Obligations	6,709,186
Short-Term Securities	11,412,051

Total Level 2	166,230,087

Level 3 — Floating Rate Loan Interests	1,514,914

Total	$167,790,265

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$128,143	$(134,150)
Level 3	—	—

Total	$128,143	$(134,150)

[1]	Other financial instruments are swaps and foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Floating Rate Loan Interests

Balance, as of May 31, 2009	$873,113
Accrued discounts/premiums	—
Realized gain (loss)	6,645
Change in unrealized appreciation/depreciation[2]	132,935
Net purchases (sales)	(292,867)
Net transfers in/out of Level 3	795,088

Balance, as of November 30, 2009	$1,514,914

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at November 30, 2009 was $28,608.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	31

Statements of Assets and Liabilities

November 30, 2009 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Assets

Investments at value — unaffiliated[1]	$123,881,154	$107,153,407	$104,984,373	$167,790,265
Investments at value — affiliated[2]	—	—	28,505	—
Foreign currency at value[3]	129,148	12	—	103,854
Unrealized appreciation on swaps	—	—	—	27,787
Unrealized appreciation on foreign currency exchange contracts	551	—	—	100,356
Investments sold receivable	806,233	14,533	—	2,844,691
Dividends receivable	560,857	300,492	250,748	—
Capital shares sold receivable	158,509	105,445	94,284	586,982
Interest receivable	—	—	—	1,690,317
Principal paydowns receivable	—	—	—	19,913
Swaps receivable	—	—	—	19,282
Other assets	—	—	—	84,073
Prepaid expenses	44,872	42,253	42,059	52,649

Total assets	125,581,324	107,616,142	105,399,969	173,320,169

Liabilities

Unrealized depreciation on swaps	—	—	—	96,086
Unrealized depreciation on foreign currency exchange contracts	80	—	—	38,064
Swap premiums received	—	—	—	105,820
Investments purchased payable	748,676	388,811	—	22,735,640
Capital shares redeemed payable	238,807	192,225	232,122	204,663
Investment advisory fees payable	92,807	69,616	60,332	48,680
Service and distribution fees payable	85,034	71,626	70,924	82,487
Other affiliates payable	997	867	874	1,199
Officer’s and Directors’ fees payable	75	62	62	90
Income dividends payable	—	—	—	455,320
Swaps payable	—	—	—	40,958
Foreign currency exchange contracts payable	—	—	—	1,911
Other accrued expenses payable	102,401	56,337	42,724	74,252

Total liabilities	1,268,877	779,544	407,038	23,885,170

Net Assets	$124,312,447	$106,836,598	$104,992,931	$149,434,999

Net Assets Consist of

Paid-in capital	$158,347,076	$127,349,364	$144,109,011	$158,740,491
Undistributed (accumulated) net investment income (loss)	160,989	(167,863)	89,931	308,675
Accumulated net realized loss	(49,694,186)	(40,982,520)	(40,226,621)	(7,301,588)
Net unrealized appreciation/depreciation	15,498,568	20,637,617	1,020,610	(2,312,579)

Net Assets	$124,312,447	$106,836,598	$104,992,931	$149,434,999

Net Asset Value

Institutional:
Net assets	$2,619,136	$2,358,379	$2,367,163	$2,685,327

Shares outstanding, 100 million shares authorized, $0.10 par value	259,842	238,285	277,317	275,924

Net asset value	$10.08	$9.90	$8.54	$9.73

Investor A:
Net assets	$23,770,315	$20,700,669	$20,150,941	$29,608,784

Shares outstanding, 100 million shares authorized, $0.10 par value	2,365,972	2,113,064	2,364,610	3,041,398

Net asset value	$10.05	$9.80	$8.52	$9.74

Investor B:
Net assets	$2,473,732	$2,146,924	$2,160,225	$2,569,952

Shares outstanding, 100 million shares authorized, $0.10 par value	247,227	226,725	254,427	263,970

Net asset value	$10.01	$9.47	$8.49	$9.74

Investor C:
Net assets	$95,449,264	$81,630,626	$80,314,602	$114,570,936

Shares outstanding, 100 million shares authorized, $0.10 par value	9,584,664	8,614,554	9,487,186	11,768,617

Net asset value	$9.96	$9.48	$8.47	$9.74

[1] Investments at cost — unaffiliated	$108,429,544	$86,515,790	$103,964,875	$170,108,925

[2] Investments at cost — affiliated	—	—	$27,393	—

[3] Foreign currency at cost	$103,429	$12	—	$100,721

See Notes to Financial Statements.

32	FDP SERIES, INC.	NOVEMBER 30, 2009

Statements of Operations

Six Months Ended November 30, 2009 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investment Income

Dividends	$1,697,651	$870,084	$1,071,297	$2,274
Foreign taxes withheld	(92,927)	(15,204)	(9,533)	(19,170)
Interest	119	396	669	3,741,308
Income — affiliated	—	—	100	—

Total income	1,604,843	855,276	1,062,533	3,724,412

Expenses

Investment advisory	549,015	403,940	356,414	283,480
Service — Investor A	29,132	24,265	24,316	34,614
Service and distribution — Investor B	12,654	10,611	11,021	9,408
Service and distribution — Investor C	468,159	386,184	389,475	436,101
Transfer agent — Institutional	1,437	1,329	1,344	1,435
Transfer agent — Investor A	12,914	11,061	11,013	14,736
Transfer agent — Investor B	1,936	1,679	1,736	1,786
Transfer agent — Investor C	54,634	47,751	46,399	62,341
Custodian	55,177	8,121	7,096	17,964
Accounting services	46,470	37,471	38,283	45,411
Professional	32,847	27,178	25,558	32,649
Registration	25,355	27,592	24,952	25,241
Printing	18,244	15,271	14,844	20,528
Officer and Directors	8,725	8,514	8,611	8,652
Miscellaneous	20,624	12,010	11,526	38,059

Total expenses	1,337,323	1,022,977	972,588	1,032,405

Net investment income (loss)	267,520	(167,701)	89,945	2,692,007

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	995,365	1,821,388	(3,676,674)	823,589
Swaps	—	—	—	(79,764)
Foreign currency transactions	12,947	—	—	(147,597)

	1,008,312	1,821,388	(3,676,674)	596,228

Net change in unrealized appreciation/depreciation on:
Investments	19,410,889	15,778,750	23,814,805	10,705,710
Swaps	—	—	—	(21,550)
Foreign currency transactions	29,297	—	—	75,430

	19,440,186	15,778,750	23,814,805	10,759,590

Total realized and unrealized gain	20,448,498	17,600,138	20,138,131	11,355,818

Net Increase in Net Assets Resulting from Operations	$20,716,018	$17,432,437	$20,228,076	$14,047,825

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	33

Statements of Changes in Net Assets	MFS Research International FDP Fund

Net Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$267,520	$998,380
Net realized gain (loss)	1,008,312	(49,963,727)
Net unrealized appreciation/depreciation	19,440,186	(26,744,190)

Net increase (decrease) in net assets resulting from operations	20,716,018	(75,709,537)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(39,480)	(32,596)
Investor A	(312,409)	(272,991)
Investor B	(7,754)	(23,490)
Investor C	(518,101)	(745,528)
Net realized gain:
Institutional	—	(14,951)
Investor A	—	(140,070)
Investor B	—	(20,717)
Investor C	—	(618,030)

Decrease in net assets resulting from dividends and distributions to shareholders	(877,744)	(1,868,373)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(12,129,984)	(2,251,808)

Redemption Fee

Redemption fee	1,021	11,336

Net Assets

Total increase (decrease) in net assets	7,709,311	(79,818,382)
Beginning of period	116,603,136	196,421,518

End of period	$124,312,447	$116,603,136

Undistributed net investment income	$160,989	$771,213

See Notes to Financial Statements.

34	FDP SERIES, INC.	NOVEMBER 30, 2009

Statements of Changes in Net Assets	Marsico Growth FDP Fund

Net Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment loss	$(167,701)	$(336,428)
Net realized gain (loss)	1,821,388	(32,220,198)
Net unrealized appreciation/depreciation	15,778,750	(22,596,557)

Net increase (decrease) in net assets resulting from operations	17,432,437	(55,153,183)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(5,978,465)	(12,897,132)

Net Assets

Total increase (decrease) in net assets	11,453,972	(68,050,315)
Beginning of period	95,382,626	163,432,941

End of period	$106,836,598	$95,382,626

Accumulated net investment loss	$(167,863)	$(162)

Van Kampen Value FDP Fund

Net Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$89,945	$1,219,540
Net realized loss	(3,676,674)	(36,445,662)
Net unrealized appreciation/depreciation	23,814,805	(14,731,145)

Net increase (decrease) in net assets resulting from operations	20,228,076	(49,957,267)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(17,386)	(55,724)
Investor A	(133,193)	(412,699)
Investor B	(8,458)	(28,452)
Investor C	(335,866)	(938,042)
Net realized gain:
Institutional	—	(3,011)
Investor A	—	(26,033)
Investor B	—	(3,800)
Investor C	—	(113,214)

Decrease in net assets resulting from dividends and distributions to shareholders	(494,903)	(1,580,975)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(8,683,098)	(12,458,862)

Net Assets

Total increase (decrease) in net assets	11,050,075	(63,997,104)
Beginning of period	93,942,856	157,939,960

End of period	$104,992,931	$93,942,856

Undistributed net investment income	$89,931	$494,889

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	35

Statements of Changes in Net Assets	Franklin Templeton Total Return FDP Fund

Net Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$2,692,007	$6,819,575
Net realized gain (loss)	596,228	(7,191,889)
Net unrealized appreciation/depreciation	10,759,590	(8,803,427)

Net increase (decrease) in net assets resulting from operations	14,047,825	(9,175,741)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(54,748)	(169,653)
Investor A	(569,410)	(1,879,413)
Investor B	(44,868)	(171,838)
Investor C	(1,937,851)	(7,151,862)
Net realized gain:
Institutional	—	(22,467)
Investor A	—	(252,748)
Investor B	—	(24,679)
Investor C	—	(1,052,700)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,606,877)	(10,725,360)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	2,246,369	(53,367,757)

Net Assets

Total increase (decrease) in net assets	13,687,317	(73,268,858)
Beginning of period	135,747,682	209,016,540

End of period	$149,434,999	$135,747,682

Undistributed net investment income	$308,675	$223,545

See Notes to Financial Statements.

36	FDP SERIES, INC.	NOVEMBER 30, 2009

Financial Highlights	MFS Research International FDP Fund

	Institutional					Investor A

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.59	$13.86	$14.63	$12.21	$10.00	$8.55	$13.82	$14.59	$12.19	$10.00

Net investment income[2]	0.06	0.15	0.21	0.16	0.08	0.05	0.13	0.17	0.12	0.13
Net realized and unrealized gain (loss)[3]	1.58	(5.24)	0.12	2.76	2.13	1.57	(5.23)	0.12	2.75	2.06

Net increase (decrease) from investment operations	1.64	(5.09)	0.33	2.92	2.21	1.62	(5.10)	0.29	2.87	2.19

Dividends and distributions from:
Net investment income	(0.15)	(0.12)	(0.08)	(0.11)	—	(0.12)	(0.11)	(0.06)	(0.10)	—
Net realized gain	—	(0.06)	(1.02)	(0.39)	—	—	(0.06)	(1.00)	(0.37)	—

Total dividends and distributions	(0.15)	(0.18)	(1.10)	(0.50)	—	(0.12)	(0.17)	(1.06)	(0.47)	—

Net asset value, end of period	$10.08	$8.59	$13.86	$14.63	$12.21	$10.05	$8.55	$13.82	$14.59	$12.19

Total Investment Return[4]

Based on net asset value	19.30%[5,6]	(37.06)%[6]	2.66%	24.62%	22.10%[5]	19.21%[5,6]	(37.24)%[6]	2.42%	24.24%	21.90	%5

Ratios to Average Net Assets

Total expenses	1.35%[7]	1.43%	1.32%	1.42%	2.58%[7]	1.60%[7]	1.67%	1.56%	1.67%	2.65%[7]

Total expenses after fees waived	1.35%[7]	1.43%	1.32%	1.42%	1.89%[7]	1.60%[7]	1.67%	1.56%	1.67%	2.15%[7]

Net investment income	1.28%[7]	1.67%	1.55%	1.22%	0.79%[7]	1.03%[7]	1.43%	1.27%	0.92%	1.36%[7]

Supplemental Data

Net assets, end of period (000)	$2,619	$2,412	$3,571	$2,984	$1,995	$23,770	$22,280	$34,072	$30,747	$15,321

Portfolio turnover	26%	76%	69%	70%	67%	26%	76%	69%	70%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	37

Financial Highlights (concluded)	MFS Research International FDP Fund

	Investor B					Investor C

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.45	$13.72	$14.49	$12.11	$10.00	$8.43	$13.69	$14.48	$12.11	$10.00

Net investment income (loss)[2]	0.01	0.05	0.05	(0.00)[3]	0.04	0.01	0.05	0.07	0.02	0.06
Net realized and unrealized gain (loss)[4]	1.58	(5.20)	0.14	2.76	2.07	1.57	(5.18)	0.10	2.74	2.05

Net increase (decrease) from investment operations	1.59	(5.15)	0.19	2.76	2.11	1.58	(5.13)	0.17	2.76	2.11

Dividends and distributions from:
Net investment income	(0.03)	(0.06)	(0.02)	(0.06)	—	(0.05)	(0.07)	(0.02)	(0.07)	—
Net realized gain	—	(0.06)	(0.94)	(0.32)	—	—	(0.06)	(0.94)	(0.32)	—

Total dividends and distributions	(0.03)	(0.12)	(0.96)	(0.38)	—	(0.05)	(0.13)	(0.96)	(0.39)	—

Net asset value, end of period	$10.01	$8.45	$13.72	$14.49	$12.11	$9.96	$8.43	$13.69	$14.48	$12.11

Total Investment Return[5]

Based on net asset value	18.83%[6,7]	(37.76)%[7]	1.62%	23.34%	21.10%[6]	18.83%[6,7]	(37.75)%[7]	1.57%	23.39%	21.10%[6]

Ratios to Average Net Assets

Total expenses	2.39%[8]	2.45%	2.35%	2.46%	3.42%[8]	2.36%[8]	2.43%	2.32%	2.44%	3.41%[8]

Total expenses after fees waived	2.39%[8]	2.45%	2.35%	2.46%	2.92%[8]	2.36%[8]	2.43%	2.32%	2.44%	2.92%[8]

Net investment income (loss)	0.23%[8]	0.51%	0.40%	(0.01)%	0.43%[8]	0.27%[8]	0.62%	0.51%	0.18%	0.57%[8]

Supplemental Data

Net assets, end of period (000)	$2,474	$2,581	$5,365	$5,708	$4,169	$95,449	$89,330	$153,414	$135,866	$65,729

Portfolio turnover	26%	76%	69%	70%	67%	26%	76%	69%	70%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Includes a redemption fee, which is less than $0.01 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

38	FDP SERIES, INC.	NOVEMBER 30, 2009

Financial Highlights	Marsico Growth FDP Fund

	Institutional					Investor A

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.29	$12.28	$12.35	$10.70	$10.00	$8.21	$12.20	$12.30	$10.69	$10.00

Net investment income (loss)[2]	0.02	0.05	0.03	0.02	(0.04)	0.01	0.03	0.00 [3]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.59	(4.04)	(0.10)	1.63	0.74	1.58	(4.02)	(0.10)	1.62	0.73

Net increase (decrease) from investment operations	1.61	(3.99)	(0.07)	1.65	0.70	1.59	(3.99)	(0.10)	1.61	0.69

Net asset value, end of period	$9.90	$8.29	$12.28	$12.35	$10.70	$9.80	$8.21	$12.20	$12.30	$10.69

Total Investment Return[4]

Based on net asset value	19.42%[5]	(32.49)%	(0.57)%	15.42%	7.00%[5]	19.37%[5]	(32.70)%	(0.81)%	15.06%	6.90%[5]

Ratios to Average Net Assets

Total expenses	1.19%[6]	1.20%	1.09%	1.17%	1.90%[6]	1.43%[6]	1.44%	1.33%	1.42%	1.76%[6]

Total expenses after fees waived	1.19%[6]	1.20%	1.09%	1.17%	1.60%[6]	1.43%[6]	1.44%	1.33%	1.42%	1.72%[6]

Net investment income (loss)	0.51%[6]	0.54%	0.27%	0.17%	(0.43)%[6]	0.26%[6]	0.30%	0.03%	(0.08)%	(0.48)%[6]

Supplemental Data

Net assets, end of period (000)	$2,358	$2,102	$3,184	$2,657	$1,174	$20,701	$18,156	$28,583	$26,181	$12,910

Portfolio turnover	31%	83%	67%	44%	31%	31%	83%	67%	44%	31%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	39

Financial Highlights (concluded)	Marsico Growth FDP Fund

	Investor B					Investor C

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$7.97	$11.94	$12.12	$10.62	$10.00	$7.97	$11.94	$12.13	$10.62	$10.00

Net investment loss[2]	(0.02)	(0.04)	(0.09)	(0.10)	(0.12)	(0.02)	(0.04)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gain (loss)	1.52	(3.93)	(0.09)	1.60	0.74	1.53	(3.93)	(0.10)	1.61	0.73

Net increase (decrease) from investment operations	1.50	(3.97)	(0.18)	1.50	0.62	1.51	(3.97)	(0.19)	1.51	0.62

Net asset value, end of period	$9.47	$7.97	$11.94	$12.12	$10.62	$9.48	$7.97	$11.94	$12.13	$10.62

Total Investment Return[3]

Based on net asset value	18.82%[4]	(33.25)%	(1.49)%	14.12%	6.20%[4]	18.95%[4]	(33.25)%	(1.57)%	14.22%	6.20%[4]

Ratios to Average Net Assets

Total expenses	2.23%[5]	2.24%	2.11%	2.20%	2.57%[5]	2.19%[5]	2.21%	2.09%	2.19%	2.55%[5]

Total expenses after fees waived	2.23%[5]	2.24%	2.11%	2.20%	2.52%[5]	2.19%[5]	2.21%	2.09%	2.19%	2.51%[5]

Net investment loss	(0.54)%[5]	(0.48)%	(0.74)%	(0.87)%	(1.30)%[5]	(0.50)%[5]	(0.46)%	(0.74)%	(0.85)%	(1.27)%[5]

Supplemental Data

Net assets, end of period (000)	$2,147	$2,133	$4,412	$4,772	$3,362	$81,631	$72,992	$127,254	$114,454	$54,566

Portfolio turnover	31%	83%	67%	44%	31%	31%	83%	67%	44%	31%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

40	FDP SERIES, INC.	NOVEMBER 30, 2009

Financial Highlights	Van Kampen Value FDP Fund

	Institutional					Investor A

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$7.00	$10.30	$12.45	$10.50	$10.00	$6.99	$10.29	$12.43	$10.49	$10.00

Net investment income[2]	0.04	0.15	0.18	0.19	0.12	0.03	0.13	0.15	0.16	0.11
Net realized and unrealized gain (loss)	1.56	(3.27)	(1.90)	1.86	0.43	1.55	(3.27)	(1.89)	1.87	0.43

Net increase (decrease) from investment operations	1.60	(3.12)	(1.72)	2.05	0.55	1.58	(3.14)	(1.74)	2.03	0.54

Dividends and distributions from:
Net investment income	(0.06)	(0.17)	(0.17)	(0.05)	(0.05)	(0.05)	(0.15)	(0.14)	(0.04)	(0.05)
Net realized gain	—	(0.01)	(0.26)	(0.05)	(0.00)[3]	—	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.06)	(0.18)	(0.43)	(0.10)	(0.05)	(0.05)	(0.16)	(0.40)	(0.09)	(0.05)

Net asset value, end of period	$8.54	$7.00	$10.30	$12.45	$10.50	$8.52	$6.99	$10.29	$12.43	$10.49

Total Investment Return[4]

Based on net asset value	22.97%[5]	(30.38)%	(14.15)%	20.95%	5.56%[5]	22.76%[5]	(30.62)%	(14.29)%	20.65%	5.40%[5]

Ratios to Average Net Assets

Total expenses	1.07%[6]	1.06%	1.02%	1.08%	1.81%[6]	1.32%[6]	1.30%	1.26%	1.33%	1.71%[6]

Total expenses after fees waived	1.07%[6]	1.06%	1.02%	1.08%	1.58%[6]	1.32%[6]	1.30%	1.26%	1.33%	1.69%[6]

Net investment income	1.01%[6]	1.95%	1.65%	1.67%	1.31%[6]	0.77%[6]	1.69%	1.40%	1.42%	1.26%[6]

Supplemental Data

Net assets, end of period (000)	$2,367	$2,105	$3,131	$2,739	$1,202	$20,151	$17,813	$27,616	$26,194	$13,135

Portfolio turnover	11%	38%	25%	26%	14%	11%	38%	25%	26%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	41

Financial Highlights (concluded)	Van Kampen Value FDP Fund

	Investor B					Investor C

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$6.97	$10.23	$12.36	$10.45	$10.00	$6.95	$10.21	$12.35	$10.45	$10.00

Net investment income (loss)[2]	(0.00)[3]	0.07	0.07	0.07	0.04	0.00 [4]	0.07	0.07	0.07	0.04
Net realized and unrealized gain (loss)	1.55	(3.25)	(1.89)	1.91	0.43	1.55	(3.24)	(1.89)	1.90	0.44

Net increase (decrease) from investment operations	1.55	(3.18)	(1.82)	1.98	0.47	1.55	(3.17)	(1.82)	1.97	0.48

Dividends and distributions from:
Net investment income	(0.03)	(0.07)	(0.05)	(0.02)	(0.02)	(0.03)	(0.08)	(0.06)	(0.02)	(0.03)
Net realized gain	—	(0.01)	(0.26)	(0.05)	(0.00)[3]	—	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.03)	(0.08)	(0.31)	(0.07)	(0.02)	(0.03)	(0.09)	(0.32)	(0.07)	(0.03)

Net asset value, end of period	$8.49	$6.97	$10.23	$12.36	$10.45	$8.47	$6.95	$10.21	$12.35	$10.45

Total Investment Return[5]

Based on net asset value	22.28%[6]	(31.13)%	(14.99)%	19.67%	4.76%[6]	22.42%[6]	(31.13)%	(15.00)%	19.67%	4.78%[6]

Ratios to Average Net Assets

Total expenses	2.11%[7]	2.08%	2.05%	2.12%	2.52%[7]	2.08%[7]	2.06%	2.02%	2.11%	2.50%[7]

Total expenses after fees waived	2.11%[7]	2.08%	2.05%	2.12%	2.49%[7]	2.08%[7]	2.06%	2.02%	2.11%	2.47%[7]

Net investment income (loss)	(0.03)%[7]	0.91%	0.60%	0.63%	0.45%[7]	0.01%[7]	0.93%	0.63%	0.65%	0.48%[7]

Supplemental Data

Net assets, end of period (000)	$2,160	$2,182	$4,303	$5,002	$3,671	$80,315	$71,843	$122,891	$115,710	$56,102

Portfolio turnover	11%	38%	25%	26%	14%	11%	38%	25%	26%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Amount is less than $0.01 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

42	FDP SERIES, INC.	NOVEMBER 30, 2009

Financial Highlights	Franklin Templeton Total Return FDP Fund

	Institutional					Investor A

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.97	$9.80	$9.86	$9.63	$10.00	$8.98	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.21	0.42	0.46	0.43	0.30	0.20	0.40	0.43	0.40	0.29
Net realized and unrealized gain (loss)	0.75	(0.61)	(0.02)	0.22	(0.36)	0.75	(0.60)	(0.02)	0.23	(0.39)

Net increase (decrease) from investment operations	0.96	(0.19)	0.44	0.65	(0.06)	0.95	(0.20)	0.41	0.63	(0.10)

Dividends and distributions from:
Net investment income	(0.20)	(0.56)	(0.46)	(0.42)	(0.31)	(0.19)	(0.54)	(0.43)	(0.40)	(0.27)
Net realized gain	—	(0.08)	(0.04)	—	(0.00)[3]	—	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.20)	(0.64)	(0.50)	(0.42)	(0.31)	(0.19)	(0.62)	(0.47)	(0.40)	(0.27)

Net asset value, end of period	$9.73	$8.97	$9.80	$9.86	$9.63	$9.74	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	10.84%[5]	(1.49)%	4.45%	6.97%	(0.55)%[5]	10.70%[5]	(1.62)%	4.20%	6.71%	(0.76)%[5]

Ratios to Average Net Assets

Total expenses	0.78%[6]	0.82%	0.66%	0.79%	1.47%[6]	1.02%[6]	1.04%	0.92%	1.04%	1.32%[6]

Total expenses after fees waived	0.78%[6]	0.82%	0.66%	0.79%	1.28%[6]	1.02%[6]	1.04%	0.92%	1.04%	1.31%[6]

Net investment income	4.48%[6]	4.77%	4.58%	4.37%	3.55%[6]	4.23%[6]	4.54%	4.32%	4.12%	3.67%[6]

Supplemental Data

Net assets, end of period (000)	$2,685	$2,347	$3,091	$2,597	$982	$29,609	$25,699	$37,566	$32,460	$16,018

Portfolio turnover	117%[7]	304%[8]	288%[9]	253%	122%	117%[7]	304%[8]	288%[9]	253%	122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 52%.

[8]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 151%.

[9]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 150%.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	43

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor B					Investor C

	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006	Six Months Ended November 30, 2009 (Unaudited)				Period July 27, 2005[1] to May 31, 2006
		Year Ended May 31,					Year Ended May 31,

		2009	2008	2007			2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.98	$9.80	$9.86	$9.63	$10.00	$8.98	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.17	0.36	0.38	0.35	0.25	0.17	0.35	0.37	0.35	0.25
Net realized and unrealized gain (loss)	0.76	(0.61)	(0.02)	0.22	(0.39)	0.76	(0.60)	(0.01)	0.22	(0.40)

Net increase (decrease) from investment operations	0.93	(0.25)	0.36	0.57	(0.14)	0.93	(0.25)	0.36	0.57	(0.15)

Dividends and distributions from:
Net investment income	(0.17)	(0.49)	(0.38)	(0.34)	(0.23)	(0.17)	(0.49)	(0.38)	(0.34)	(0.22)
Net realized gain	—	(0.08)	(0.04)	—	(0.00)[3]	—	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.17)	(0.57)	(0.42)	(0.34)	(0.23)	(0.17)	(0.57)	(0.42)	(0.34)	(0.22)

Net asset value, end of period	$9.74	$8.98	$9.80	$9.86	$9.63	$9.74	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	10.41%[5]	(2.16)%	3.66%	6.15%	(1.19)%[5]	10.39%[5]	(2.18)%	3.62%	6.10%	(1.23)%[5]

Ratios to Average Net Assets

Total expenses	1.56%[6]	1.57%	1.45%	1.57%	1.86%[6]	1.58%[6]	1.59%	1.48%	1.62%	1.91%[6]

Total expenses after fees waived	1.56%[6]	1.57%	1.45%	1.57%	1.85%[6]	1.58%[6]	1.59%	1.48%	1.62%	1.90%[6]

Net investment income	3.69%[6]	3.99%	3.80%	3.59%	3.12%[6]	3.67%[6]	3.97%	3.75%	3.54%	3.07%[6]

Supplemental Data

Net assets, end of period (000)	$2,570	$2,489	$4,138	$4,377	$3,395	$114,571	$105,212	$164,222	$135,750	$68,162

Portfolio turnover	117%[7]	304%[8]	288%[9]	253%	122%	117%[7]	304%[8]	288%[9]	253%	122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 52%.

[8]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 151%.

[9]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

44	FDP SERIES, INC.	NOVEMBER 30, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP Fund (“Marsico Fund”), Van Kampen Value FDP Fund (“Van Kampen Fund”) and Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) (collectively, the “Funds”) each is a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years for MFS Fund, Marsico Fund and Van Kampen Fund and after ten years for Franklin Templeton Fund. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or the purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean of the last available bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models. The models consider the estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of each Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

FDP SERIES, INC.	NOVEMBER 30, 2009	45

Notes to Financial Statements (continued)

Asset-Backed and Mortgaged-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Floating Rate Loans: Certain Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London Inter-Bank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent and prepayment penalty fees. Facility, commitment and amendment fees are typically amortized over the term of the loan. Consent fees and various other fees are recorded as income. Prepayment penalty fees are recorded as realized gains. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Funds may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

46	FDP SERIES, INC.	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Mortgage Dollar Roll Transactions: Certain Funds may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: Certain Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps or foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as of reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

FDP SERIES, INC.	NOVEMBER 30, 2009	47

Notes to Financial Statements (continued)

Dividends and Distributions: For MFS Fund, Marsico Fund and Van Kampen Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended May 31, 2009. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on their relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from its counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Certain Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Swaps: Certain Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

48	FDP SERIES, INC.	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

•

Credit default swaps — Certain Funds may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Derivative Instruments Categorized by Risk Exposure:

Values of Derivative Instruments as of November 30, 2009*

Asset Derivatives

	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$551	$100,356

Credit contracts	Unrealized appreciation on swaps	—	27,787

Total		$551	$128,143

Liability Derivatives

	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$80	$38,064

Credit contracts	Unrealized depreciation on swaps	—	96,086

Total		$80	$134,150

*	For open derivative instruments as of November 30, 2009, see the Schedule of Investments, which is also indicative of activity for the six months ended November 30, 2009.

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended November 30, 2009

Net Realized Gain (Loss) From

	MFS Fund	Franklin Templeton Fund

Foreign currency exchange contracts:
Foreign currency exchange contracts	$(25,959)	$(149,990)
Credit contracts:
Swaps	—	(79,764)

Total	$(25,959)	$(229,754)

Net Change in Unrealized Appreciation/Depreciation on

	MFS Fund	Franklin Templeton Fund

Foreign currency exchange contracts:
Foreign currency exchange contracts	$323	$80,962
Credit contracts:
Swaps	—	(21,550)

Total	$323	$59,412

FDP SERIES, INC.	NOVEMBER 30, 2009	49

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the annual rates set forth below, of the average daily value of each Fund’s net assets.

Investment Advisory Fee

MFS Fund	0.90%
Marsico Fund	0.80%
Van Kampen Fund	0.70%
Franklin Templeton Fund	0.40%

The Manager has entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a fee that is a percentage of the Manager’s investment advisory fee at the following rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub- Advisory Fee

MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Van Kampen Fund	Van Kampen Asset Management	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class of each Fund (excluding distribution and/or service fees) so that they will not exceed 1.95%. The Manager may reduce or discontinue these arrangements at any time without notice. The Manager did not waive or reimburse any fees or expenses during the six months ended November 30, 2009.

For the six months ended November 30, 2009, each Fund reimbursed the Manager for certain accounting services. The reimbursements, which are included in accounting services in the Statements of Operations, were as follows:

Accounting Services

MFS Fund	$1,186
Marsico Fund	$1,027
Van Kampen Fund	$1,024
Franklin Templeton Fund	$1,357

The Corporation on behalf of the Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

Service Fees	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

Investor A	0.25%	0.25%	0.25%	0.25%
Investor B	0.25%	0.25%	0.25%	0.25%
Investor C	0.25%	0.25%	0.25%	0.25%

Distribution Fees

Investor B	0.75%	0.75%	0.75%	0.50%
Investor C	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers, and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B and Investor C shareholders.

For the six months ended November 30, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows.

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

Investor A Shares	$1,981	$1,629	$1,414	$3,025

For the six months ended November 30, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

	Investor B	Investor C

MFS Fund	$3,661	$4,279
Marsico Fund	$3,240	$3,187
Van Kampen Fund	$3,044	$3,100
Franklin Templeton Fund	$2,231	$5,054

50	FDP SERIES, INC.	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

Investor A

MFS Fund	$150
Marsico Fund	$280
Van Kampen Fund	$280
Franklin Templeton Fund	$110

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Funds bears the cost of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide each Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended November 30, 2009, each Fund paid the following fees in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

MFS Fund	$112
Marsico Fund	$105
Van Kampen Fund	$96
Franklin Templeton Fund	$95

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the six months ended November 30, 2009 were as follows:

	Purchases	Sales

MFS Fund	$30,491,360	$42,983,173
Marsico Fund	$30,242,450	$39,261,917
Van Kampen Fund	$10,813,715	$19,582,537
Franklin Templeton Fund	$174,999,473	$186,717,750

For the six months ended November 30, 2009, purchases and sales of US government securities were as follows:

	Purchases	Sales

Franklin Templeton Fund	$7,574,286	$4,342,406

For the six months ended November 30, 2009, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales

Franklin Templeton Fund	$102,189,006	$104,568,814

5. Commitments:

Franklin Templeton Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period. As of November 30, 2009, there were no commitments outstanding.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counter-party risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

The MFS Fund invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

MFS Fund and Van Kampen Fund invest a significant portion of their assets in securities in the financial services and Marsico Fund invests a significant portion of its assets in securities in the information technology industries. Please see the Schedules of Investments for these securities. Changes in economic conditions affecting the financial services and information technology industries would have a greater impact on these Funds and could affect the value, income and/or liquidity of positions in such securities.

FDP SERIES, INC.	NOVEMBER 30, 2009	51

Notes to Financial Statements (continued)

As of November 30, 2009, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	15%
Oil, Gas & Consumable Fuels	9
Pharmaceuticals	6
Industrial Conglomerates	5
Chemicals	5
Other*	60

*	All other industries held were each less than 5% of long-term investments.

7. Short-Term Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, was a party to a $500 million credit agreement with a group of lenders, which expired in November 2009. The Corporation may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Corporation may borrow up to the maximum amount allowable under the Corporation’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Corporation paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Corporation paid a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). Effective November 2009, the credit agreement was renewed until November 2010 with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated on net assets as of October 31, 2009, a commitment fee of 0.10% per annum on each Fund’s pro rata share of the unused portion of the credit agreement and the higher of the one month LIBOR plus 1.25% per annum or the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended November 30, 2009.

8. Capital Loss Carryforwards:

As of May 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiration May 31,	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

2015	—	$800,231	—	—
2016	—	722,955	—	—
2017	$12,848,930	21,692,898	$12,942,826	$4,564,511

Total	$12,848,930	$23,216,084	$12,942,826	$4,564,511

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2009		Year Ended May 31, 2009

MFS Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	18,915	$179,024	118,960	$1,061,598
Shares issued to shareholders in reinvestment of dividends and distributions	4,176	36,956	3,958	44,687

Total issued	23,091	215,980	122,918	1,106,285
Shares redeemed	(44,133)	(409,239)	(99,661)	(817,590)

Net increase (decrease)	(21,042)	$(193,259)	23,257	$288,695

Investor A

Shares sold and automatic conversion of shares	171,598	$1,591,139	958,614	$8,201,309
Shares issued to shareholders in reinvestment of dividends and distributions	32,550	287,418	34,428	388,009

Total issued	204,148	1,878,557	993,042	8,589,318
Shares redeemed	(445,028)	(4,109,415)	(852,229)	(6,833,113)

Net increase (decrease)	(240,880)	$(2,230,858)	140,813	$1,756,205

52	FDP SERIES, INC.	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2009		Year Ended May 31, 2009

MFS Fund (concluded)	Shares	Amount	Shares	Amount

Investor B

Shares sold	3,168	$29,280	82,562	$683,592
Shares issued to shareholders in reinvestment of dividends and distributions	733	6,467	3,619	40,573

Total issued	3,901	35,747	86,181	724,165
Shares redeemed and automatic conversion of shares	(61,987)	(561,857)	(171,915)	(1,400,938)

Net decrease	(58,086)	$(526,110)	(85,734)	$(676,773)

Investor C

Shares sold	651,174	$6,016,261	3,516,286	$29,631,127
Shares issued to shareholders in reinvestment of dividends and distributions	53,743	471,862	114,657	1,281,886

Total issued	704,917	6,488,123	3,630,943	30,913,013
Shares redeemed	(1,711,605)	(15,667,880)	(4,245,712)	(34,532,948)

Net decrease	(1,006,688)	$(9,179,757)	(614,769)	$(3,619,935)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

	Six Months Ended November 30, 2009		Year Ended May 31, 2009

Marsico Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	18,735	$169,477	87,260	$786,174
Shares redeemed	(34,103)	(302,944)	(92,838)	(749,841)

Net increase (decrease)	(15,368)	$(133,467)	(5,578)	$36,333

Investor A

Shares sold and automatic conversion of shares	167,077	$1,478,840	604,352	$5,162,259
Shares redeemed	(265,056)	(2,356,940)	(735,589)	(5,949,756)

Net decrease	(97,979)	$(878,100)	(131,237)	$(787,497)

Investor B

Shares sold	6,275	$53,201	52,231	$422,077
Shares redeemed and automatic conversion of shares	(47,143)	(401,933)	(154,205)	(1,228,756)

Net decrease	(40,868)	$(348,732)	(101,974)	$(806,679)

Investor C

Shares sold	623,580	$5,358,890	2,258,391	$18,860,020
Shares redeemed	(1,163,264)	(9,977,056)	(3,760,803)	(30,199,309)

Net decrease	(539,684)	$(4,618,166)	(1,502,412)	$(11,339,289)

FDP SERIES, INC.	NOVEMBER 30, 2009	53

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2009		Year Ended May 31, 2009

Van Kampen Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	18,353	$145,199	104,318	$819,207
Shares issued resulting from reinvestment of dividends and distributions	2,201	16,487	7,406	55,762

Total issued	20,554	161,686	111,724	874,969
Shares redeemed	(44,170)	(344,102)	(114,607)	(803,011)

Net increase (decrease)	(23,616)	$(182,416)	(2,883)	$71,958

Investor A

Shares sold and automatic conversion of shares	173,196	$1,343,582	735,046	$5,494,455
Shares issued resulting from reinvestment of dividends and distributions	16,379	122,675	54,112	410,113

Total issued	189,575	1,466,257	789,158	5,904,568
Shares redeemed	(374,110)	(2,922,503)	(924,748)	(6,584,130)

Net decrease	(184,535)	$(1,456,246)	(135,590)	$(679,562)

Investor B

Shares sold	4,353	$33,803	66,561	$484,645
Shares issued resulting from reinvestment of dividends and distributions	945	7,070	3,731	28,888

Total issued	5,298	40,873	70,292	513,533
Shares redeemed and automatic conversion of shares	(64,068)	(492,585)	(177,673)	(1,273,951)

Net decrease	(58,770)	$(451,712)	(107,381)	$(760,418)

Investor C

Shares sold	585,838	$4,547,907	2,707,358	$20,174,622
Shares issued resulting from reinvestment of dividends and distributions	41,295	308,060	127,626	984,376

Total issued	627,133	4,855,967	2,834,984	21,158,998
Shares redeemed	(1,477,365)	(11,448,691)	(4,533,866)	(32,249,838)

Net decrease	(850,232)	$(6,592,724)	(1,698,882)	$(11,090,840)

54	FDP SERIES, INC.	NOVEMBER 30, 2009

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2009		Year Ended May 31, 2009

Franklin Templeton Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	34,917	$326,131	83,857	$751,685
Shares issued resulting from reinvestment of dividends and distributions	5,299	49,980	20,753	179,594

Total issued	40,216	376,111	104,610	931,279
Shares redeemed	(25,901)	(241,496)	(158,609)	(1,387,643)

Net increase (decrease)	14,315	$134,615	(53,999)	$(456,364)

Investor A

Shares sold and automatic conversion of shares	414,776	$3,869,956	643,582	$5,867,573
Shares issued resulting from reinvestment of dividends and distributions	52,991	500,042	223,159	1,932,814

Total issued	467,767	4,369,998	866,741	7,800,387
Shares redeemed	(289,514)	(2,699,795)	(1,838,270)	(16,039,163)

Net increase (decrease)	178,253	$1,670,203	(971,529)	$(8,238,776)

Investor B

Shares sold	13,048	$122,200	28,935	$262,384
Shares issued resulting from reinvestment of dividends and distributions	4,119	38,854	20,319	175,858

Total issued	17,167	161,054	49,254	438,242
Shares redeemed and automatic conversion of shares	(30,535)	(283,245)	(194,318)	(1,702,892)

Net decrease	(13,368)	$(122,191)	(145,064)	$(1,264,650)

Investor C

Shares sold	1,436,140	$13,471,617	2,322,213	$21,016,699
Shares issued resulting from reinvestment of dividends and distributions	180,648	1,704,131	861,716	7,448,990

Total issued	1,616,788	15,175,748	3,183,929	28,465,689
Shares redeemed	(1,569,707)	(14,612,006)	(8,227,178)	(71,873,656)

Net increase (decrease)	47,081	$563,742	(5,043,249)	$(43,407,967)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through January 27, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

FDP SERIES, INC.	NOVEMBER 30, 2009	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Franklin Templeton Total Return FDP Fund (the “Franklin Fund”), Marsico Growth FDP Fund (the “Marsico Fund”), MFS Research International FDP Fund (the “MFS Fund”) and Van Kampen Value FDP Fund (the “Van Kampen Fund”) (each, a “Fund”), each a series of FDP Series, Inc. (the “Corporation”), met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) Franklin Advisers, Inc.; (b) Marsico Capital Management, LLC; (c) Massachusetts Financial Services Company; and (d) Van Kampen Asset Management (collectively, the “Sub-Advisors”) with respect to each Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consisted of fifteen individuals, twelve of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board had established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions and, as applicable, the use of brokerage commissions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Fund’s fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Corporation and each Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

56	FDP SERIES, INC.	NOVEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of each Fund’s shares, services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of a Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of a Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Franklin Fund ranked in the third quartile against its Lipper Performance Universe for each of the one-year, three-year and since inception periods reported. The Board and BlackRock reviewed with Franklin Advisers, Inc. the reasons for the Franklin Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, given the ongoing market volatility and uncertainty, most fixed-income sectors trailed the strong performance of U.S. Treasury securities. The Franklin Fund’s allocations to higher quality investment-grade sectors had a moderately negative impact on relative performance during the period, as exposures to agency, mortgage-backed securities, and investment-grade corporate bonds posted positive returns but were unable to match performance by U.S. Treasury securities. Additionally, allocations to sub-investment grade and securitized sectors produced detractors from performance as spreads widened in those sectors. The Board and BlackRock discussed Franklin Advisers, Inc.’s commitment to improve the Franklin Fund’s performance.

The Board noted that the Marsico Fund ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-year, three-year and since inception periods reported, respectively. The Board and BlackRock reviewed with Marsico Capital Management, LLC the reasons for the Marsico Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the primary negative factors in the Marsico Fund’s performance included stock selection in Energy, Information Technology, and Telecommunication Services and stock selection and an underweight position in Health Care and Consumer Staples. The Board and BlackRock discussed Marsico Capital Management, LLC’s commitment to improve the Marsico Fund’s performance.

The Board noted that the MFS Fund ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-year, three-year and since inception periods reported, respectively.

FDP SERIES, INC.	NOVEMBER 30, 2009	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Van Kampen Fund ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-year, three-year and since inception periods reported, respectively. The Board expressed its concern with the Van Kampen Fund’s investment performance. The Board will continue its ongoing dialogue with BlackRock and Van Kampen Asset Management regarding the Van Kampen Fund’s performance. The Board and BlackRock discussed Van Kampen Asset Management’s commitment to improve the Van Kampen Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board of each of the Franklin Fund and the Van Kampen Fund noted that the Franklin Fund’s and the Van Kampen Fund’s respective contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by each funds’ respective Peers. The Board of each of the Franklin Fund and the Van Kampen Fund also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit each Funds’ total net expenses on a class-by-class basis, as applicable.

The Board noted that the Marsico Fund’s contractual advisory fees were above the median contractual advisory fees paid by the Marsico Fund’s Peers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit the Marsico Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that, although the MFS Fund’s contractual advisory fees were above the median of its Peers, its actual and/or contractual management fees were within 5% of the median amount. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit the MFS Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

58	FDP SERIES, INC.	NOVEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisors with respect to each Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

FDP SERIES, INC.	NOVEMBER 30, 2009	59

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and
Member of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board,
Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
Richard R. West, Director and Member of the Audit Committee
Anne F. Ackerley, Fund President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
Massachusetts Financial Services Company
Boston, MA 02116

Marsico Capital Management, LLC
Denver, CO 80202

Van Kampen Asset Management
New York, NY 10036

Franklin Advisers, Inc.
San Mateo, CA 94403

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie, Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective August 31, 2009, Jean Margo Reid resigned as Director of the Corporation. The Board wishes Ms. Reid well in her future endeavors.

Effective August 1, 2009, Jeffrey Holland and Brian Schmidt became Vice Presidents of the Corporation.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Corporation.

60	FDP SERIES, INC.	NOVEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

FDP SERIES, INC.	NOVEMBER 30, 2009	61

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	FDP SERIES, INC.	NOVEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

FDP SERIES, INC.	NOVEMBER 30, 2009	63

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#FDPS-11/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
FDP Series, Inc.

Date: January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: January 22, 2010

	By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: January 22, 2010